UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22497

Strategy Shares

(Exact name of registrant as specified in charter)

36 North New York Avenue, Huntington, NY 11743

(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 477-3837

Date of fiscal year end: April 30

Date of reporting period: April 30, 2024

Item 1. Reports to Stockholders.

Annual Shareholder Report

Strategy Shares Gold-Hedged Bond ETF (GOLY) (formerly GLDB)

Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL)

Strategy Shares Newfound/Resolve Robust Momentum ETF (ROMO)

A P R I L  3 0,  2 0 2 4

You may elect to receive shareholder reports in paper free of charge. You can contact your financial intermediary to request that you receive paper copies of your reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

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Strategy Shares Gold-Hedged Bond ETF (GOLY) (formerly GLDB) (Unaudited)

Management Discussion of Fund Performance	April 30, 2024

Dear Shareholder,

The Strategy Shares Gold-Hedged Bond ETF (GOLY) seeks investment results that correlate, before fees and expenses, to the performance of the Solactive Gold -Backed Bond Index (the “Index”). The Fund was designed on the belief that the best way for investors to generate income that maintains its purchasing power is to combine bonds and a gold overlay within one portfolio. The Index seeks to provide 100% exposure to the U.S. dollar - denominated investment grade corporate bond sector (the “Bond Component”) plus a gold inflation hedge with a notional value designed to correspond to the value of the Bond Component, with such notional value reset on a monthly basis (the “Gold Hedge Component”). The Bond Index aims to mirror the performance of investment grade corporate bonds issued in U.S. dollars. The Gold Hedge Index tracks the performance of the near month gold futures contracts listed on the Chicago Mercantile Exchange.

For the fiscal year ended April 30, 2024, GOLY generated a total return of 5.91% at net asset value and 5.90% at market value. During this same period, the Fund’s benchmark and underlying index, the Solactive Gold Backed Bond Index, returned 9.86%.

The Fund’s exposure to gold futures contracts was the primary source of positive contribution during the fiscal year. We continue to believe that an investment in gold can potentially provide a hedge against inflation for a bond. The best performing bonds during the fiscal year were RDSALN 6⅜ 12/15/38 (CUSIP: 822582AD4, Sector: Energy), ORAFP 8½ 03/01/31 (CUSIP: 35177PAL1, Sector: Communications), WFC 3 10/23/26 (CUSIP: 949746SH5, Sector: Financials), BATSLN 3.557 08/15/27 (CUSIP: 05526DBB0, Sector: Consumer Staples) and LUV 5⅛ 06/15/27 (CUSIP: 844741BK3, Sector: Consumer Discretionary). The worst performing bonds were ABIBB 4.7 02/01/36 (CUSIP: 03522AAH3, Sector: Consumer Staples), HD 5⅞ 12/16/36 (CUSIP: 437076AS1, Sector: Consumer Discretionary), BA 5.15 05/01/30 (CUSIP: 097023CY9, Sector: Industrials), KO 1⅜ 03/15/31 (CUSIP: 191216DE7, Sector: Consumer Staples) DOW 3.6 11/15/50 (CUSIP: 260543DD2, Sector: Materials).

We appreciate your confidence and continued interest in the Fund.

Sincerely,

David Miller and Charles Ashley
Portfolio Managers
Strategy Shares Gold-Hedged Bond ETF

Investments involve risk including possible loss of principal. The Fund is classified as a “non-diversified” Fund under the Investment Company Act of 1940 to the extent that the Index concentrates in an industry so that a relative high percentage of the Fund’s assets may be invested in a limited number of issuers. The fund invests in the underlying constituents of the index that consists of a Bond and Gold component. The Fund may also invest in more aggressive investments such as foreign and emerging market securities (which may expose the fund to currency and exchange rate fluctuations), total return swaps and futures (which may involve leverage that could increase the volatility of the Fund and reduce its returns) and derivatives which may amplify volatility. Investing in bonds are subject to credit, prepayment and interest rate risk. An interest rate’s rise causes a decline in the value of fixed income securities owned by the fund.

The price of gold fluctuates over time. There is no guarantee that an investment in gold will increase or even maintain its value. Short-term, the price of gold has fluctuated widely. If gold markets continue to be characterized by wide fluctuations, the price may change in an unpredictable manner. Long-term, gold markets have historically experienced extended periods of flat or declining prices. There is no guarantee that the price of gold will move as expected relative to the U.S. dollar, nor is there any guarantee that gold will act as an effective inflation hedge.

The Strategy Shares are distributed by Foreside Fund Services, LLC, which is not affiliated with Rational Advisors, Inc., or any of its affiliates.

This material must be preceded or accompanied by a prospectus.

The views and opinions expressed in management’s discussion of Fund performance are those of Rational Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Rational Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

All investments involve risk, including loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for specific details regarding investment objectives, risks, performance, and other important information. Review this information carefully before you make any investment decision.

Investors cannot invest directly in an index, and unmanaged index returns do not reflect any fees, expenses or sales charges.

Annual Shareholder Report | 1

Strategy Shares Gold-Hedged Bond ETF (GOLY) (formerly GLDB) (Unaudited) (Continued)

Investment Objective

Strategy Shares Gold-Hedged Bond ETF seeks to provide investment returns that correspond, before fees and expenses, to the performance of the Solactive Gold-Backed Bond Index.

Fund Performance (as of 4/30/24)

	Average Annual Total Returns		Expense Ratios(a)
	One Year	Inception(b)	Gross	Net
Strategy Shares Gold-Hedged Bond ETF - Total Return (at Net Asset Value)(c)	5.91%	-2.31%	0.79%	0.79%
Strategy Shares Gold-Hedged Bond ETF - Total Return (at Market Value)(d)	5.90%	-2.31%	0.79%	0.79%
Solactive Gold-Backed Bond Index(e)	9.86%	-0.15%	N/A	N/A
Bloomberg U.S. Corporate TR Index(f)	1.00%	-3.11%	N/A	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 855-477-3837 or visit http://strategysharesetfs.com/

*	The chart represents historical performance of a hypothetical investment of $10,000 in Strategy Shares Gold-Hedged Bond ETF and represents the reinvestment of dividends and capital gains in the Fund.

(a)	The expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated September 1, 2023. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2024 can be found in the Financial Highlights.

(b)	Commencement of operations: May 17, 2021.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at market value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from the Fund’s listing market (e.g., Cboe) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	Solactive Gold-Backed Bond Index replicates the performance of a hypothetical investment in the Investment Grade Corporate Bond Sector, with the return stream denominated in Gold rather than dollars. The index consists of a 1x exposure to the Investment Grade Corporate Bond Sector along with a 1x exposure to the Gold Sector. An investor cannot invest directly in an index.

(f)	Bloomberg U.S. Corporate TR Index is designed to measure the the total return of the fixed-rate taxable corporate bond market. An investor cannot invest directly in an index.

2 | Annual Shareholder Report

Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL) (Unaudited)

Management Discussion of Fund Performance	April 30, 2024

Dear Shareholder,

Income investors who focus purely on yield when evaluating potential investments do so at their own risk. Metrics that fail to incorporate risk are not meaningful when used to compare duration-managed bond pools, multi-asset income funds, REITS, MLPS, and high dividend stocks. The HANDLS™ solution uses the teachings of modern portfolio theory to seek to deliver income-oriented investment solutions to investors. By building well-diversified, balanced portfolios of low -cost ETFs and using moderate amounts of leverage to achieve enhanced returns, investors in search of income can seek to minimize the idiosyncratic risk posed by concentrated investments and earn higher risk-adjusted returns.

The Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL) seeks investment results that correlate generally, before fees and expenses, to the price and yield performance of the NASDAQ 7 HANDL™ Index, which has the goal, but not the guarantee, of achieving a total return sufficient, over time and after expenses, to support a 7.0% annual distribution rate. Nasdaq HANDLS™ Indexes have risk characteristics similar to the broad U.S. capital markets and can be expected to generally rise and fall with prevailing market conditions. For the fiscal year ended April 30, 2024, HNDL generated a total return of 6.36% at net asset value and 6.16% at market value. During this same period, the Fund’s underlying index, the Nasdaq 7HANDL™ Index, returned 7.84%. The Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -1.47%.

In order to allow shareholders of the Fund to realize a predictable, but not assured, level of cash flow, HNDL has adopted a policy (which may be modified at any time by its Board of Trustees) to pay monthly distributions on Fund shares at a target rate that represents an annualized payout of approximately 7.0% on the Fund’s per-share net asset value on the date of a distribution’s declaration. For the fiscal year ended April 30, 2024, HNDL paid out total distributions of $1.42 per share between May 2023 and April 2024, during which period the average NAV on the distribution calculation date was $20.18.

To accomplish its objective, HANDLS™ allocates across 19 exchange-traded Funds (“ETFs”) and is split into two components, with a 50% allocation to fixed income and equity ETFs (the “Core Portfolio”) and a 50% allocation to ETFs of 12 asset categories using a proprietary Nasdaq Dorsey Wright algorithm (the “Explore Portfolio”) that have historically provided high levels of income. Because the Index is comprised of securities issued by other investment companies, HNDL operates as a “fund of funds”.

Top five contributors to the Fund’s performance were:	Category	Return
Alerian MLP ETF (AMLP)	US Alternative	29.98%
Invesco QQQ Trust Series 1 (QQQ)	US Equity	27.65%
iShares Core S&P 500 ETF (IVV)	US Equity	22.61%
WisdomTree US Efficient Core Fund (NTSX)	US Blend	14.92%
Vanguard Dividend Appreciation ETF (VIG)	US Equity	13.28%

The five weakest contributors to the Fund’s performance were:	Category	Return
Fidelity US Utilities ETF (FUTY)	US Equity	-5.48%
SPDR Portfolio Aggregate Bond (SPAB)	US Fixed Income	-3.05%
iShares Core U.S. Aggregate (AGG)	US Fixed Income	-1.49%
Vanguard Total Bond Market (BND)	US Fixed Income	-1.40%
Schwab U.S. REIT ETF (SCHH)	US Fixed Income	0.86%

Annual Shareholder Report | 3

Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL) (Unaudited) (Continued)

For investors looking to fund their day-to- day lives, we believe HANDLS™ offers a better approach; one that focuses on maximizing risk-adjusted returns and manufacturing a distribution. High managed distribution rates provide an additional benefit to investors by minimizing the need to manage cash reserves and make piecemeal asset sales to finance lifestyle needs.

We are pleased with the Fund’s performance relative to its benchmark and remain convinced that Investors are best served by relying upon diversified portfolios to maximize risk-adjusted returns; even when those market returns are negative.

We appreciate your confidence and thank you for your continued interest in the Fund.

Sincerely,

David Miller and Charles Ashley
Portfolio Managers
Nasdaq 7HANDL™ Index ETF

The Strategy Shares are distributed by Foreside Fund Services, LLC, which is not affiliated with Rational Advisors, Inc., or any of its affiliates.

This material must be preceded or accompanied by a prospectus.

The views and opinions expressed in management’s discussion of Fund performance are those of Rational Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Rational Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

All investments involve risk, including loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for specific details regarding investment objectives, risks, performance, and other important information. Review this information carefully before you make any investment decision.

Investors cannot invest directly in an index, and unmanaged index returns do not reflect any fees, expenses or sales charges.

4 | Annual Shareholder Report

Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL) (Unaudited) (Continued)

Investment Objective

Strategy Shares Nasdaq 7HANDLTM Index ETF seeks to achieve investment results that correlate generally, before fees and expenses, to the price and yield performance of the Nasdaq 7HANDLTM Index.

Fund Performance (as of 4/30/24)

	Average Annual Total Returns			Expense Ratios(a)
	One Year	Five Year	Inception(b)	Gross	Net
Strategy Shares Nasdaq 7HANDLTM Index ETF - Total Return (at Net Asset Value)(c)	6.36%	3.90%	3.66%	0.96%	0.96%
Strategy Shares Nasdaq 7HANDLTM Index ETF - Total Return (at Market Value)(d)	6.16%	3.77%	3.59%	0.96%	0.96%
Nasdaq 7HANDLTM Index	7.84%	5.39%	5.13%	N/A	N/A
Bloomberg U.S. Aggregate Bond Index(e)	-1.47%	-0.16%	0.41%	N/A	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 855-477-3837 or visit http://strategysharesetfs.com/

*	The chart represents historical performance of a hypothetical investment of $10,000 in Strategy Shares Nasdaq 7HANDLTM Index ETF and represents the reinvestment of dividends and capital gains in the Fund.

(a)	The expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated September 1, 2023. However, the Advisor has agreed to contractual waivers in effect through August 31, 2024 and has agreed to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, as well as certain other costs & expenses) to 0.80% of the Fund’s average daily net assets. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2024 can be found in the Financial Highlights.

(b)	Commencement of operations: January 16, 2018.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at market value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from the Fund’s listing market (e.g., Nasdaq) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset backed securities and collateralized mortgage-backed securities (agency and non -agency). An investor cannot invest directly in an index.

Annual Shareholder Report | 5

Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO) (Unaudited)

Management Discussion of Fund Performance	April 30, 2024

Dear Shareholder,

The Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO) seeks to provide investment returns that correspond, before fees and expenses, to the performance of the Newfound/ReSolve Robust Equity Momentum (the “Index”). The Index generally consists of exchange traded funds (“ETFs”) that track regional equity indices, representative of U.S. equities, developed international equities and emerging market equities, as well as ETFs that track U.S. Treasury market indices. Because the Index is comprised of securities issued by other investment companies, ROMO operates as a “fund of funds.”

For the fiscal year ended April 30, 2024, ROMO generated a total return of 10.88% at net asset value and 11.12% at market value. During this same period, the Fund’s Index, returned 11.47% and the Fund’s benchmark, the S&P Target Risk Growth Index, returned 9.73%.

The Fund’s exposure to S&P 500 ETFs was the primary source of outperformance relative to its benchmark during the fiscal year. The best performing holdings were iShares Core S&P 500 ETF (Ticker: IVV, Category: US Equity), iShares 7- 10 Year Treasury Bond ETF (Ticker: IEF, Category: US Fixed Income), and iShares 1-3 Year Treasury Bond ETF (Ticker: SHY, Category: US Fixed Income). The worst performing holding was iShares Core MSCI EAFE ETF (Ticker: IEFA, Category: International Equity).

We are pleased with the performance of the Fund and its underlying index. We appreciate your confidence and continued interest in the Fund.

Sincerely,

David Miller & Charles Ashley
Portfolio Managers
Strategy Shares Newfound/ReSolve Robust Momentum ETF

There are risks involved with investing, including possible loss of principal. Investment in a fund of funds is subject to the risks and expenses of the underlying funds. Investments in foreign securities may involve risks such as social and political instability, market illiquidity, exchange -rate fluctuations, a high level of volatility and limited regulation. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets.

The Fund will concentrate its investments in securities of a particular industry and/or geographic region to the extent the Index does. This may cause the Fund’s net asset value or market price to fluctuate more than that of the Fund that does not concentrate in a particular industry or geographic region.

Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may not be backed by the full faith and credit of the U.S. government, which could affect the Fund’s ability to recover should they default. Shares are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns.

The Strategy Shares are distributed by Foreside Fund Services, LLC, which is not affiliated with Rational Advisors, Inc., or any of its affiliates.

This material must be preceded or accompanied by a prospectus.

The views and opinions expressed in management’s discussion of Fund performance are those of Rational Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Rational Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

All investments involve risk, including loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for specific details regarding investment objectives, risks, performance, and other important information. Review this information carefully before you make any investment decision.

Investors cannot invest directly in an index, and unmanaged index returns do not reflect any fees, expenses or sales charges.

6 | Annual Shareholder Report

Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO) (Unaudited) (Continued)

Investment Objective

Strategy Shares Newfound/ReSolve Robust Momentum ETF seeks to provide investment returns that correspond, before fees and expenses, to the performance of the Newfound/ReSolve Robust Equity Momentum Index.

Fund Performance (as of 4/30/24)

	Average Annual		Expense
	Total Returns		Ratios(a)
	One Year	Inception(b)	Gross	Net
Strategy Shares Newfound/ReSolve Robust Momentum ETF - Total Return (at Net Asset Value)(c).	10.88%	3.42%	1.03%	0.96%
Strategy Shares Newfound/ReSolve Robust Momentum ETF - Total Return (at Market Value)(d)	11.12%	3.46%	1.03%	0.96%
Newfound/ReSolve Robust Equity Momentum Index	11.47%	3.76%	N/A	N/A
S&P Target Risk Growth Index(e)	9.73%	5.51%	N/A	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 855-477-3837 or visit http://strategysharesetfs.com/

*	The chart represents historical performance of a hypothetical investment of $10,000 in Strategy Shares Newfound/ReSolve Robust Momentum ETF and represents the reinvestment of dividends and capital gains in the Fund.

(a)	The expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated September 1, 2023. However, the Advisor has agreed to contractual waivers in effect through August 31, 2024 and has agreed to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, as well as certain other costs & expenses) to 0.75% of the Fund’s average daily net assets. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2024 can be found in the Financial Highlights.

(b)	Commencement of operations: November 1, 2019.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at market value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from the Fund’s listing market (e.g., Cboe) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	The S&P Target Risk Growth Index is designed to measure the performance of equity allocations, while seeking to provide limited fixed income exposure to diversify risk. An investor cannot invest directly in an index.

Annual Shareholder Report | 7

Expense Examples (Unaudited)	April 30, 2024

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including commissions on trading, as applicable; and (2) ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund (excluding any expenses a Fund may bear indirectly as a result of investing in underlying funds) and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense examples below are based on an investment of $1,000 invested at November 1, 2023 and held through the period ended April 30, 2024.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Actual Ending	Hypothetical	Actual	Hypothetical	Annualized
	Account	Account	Ending	Expenses	Expenses	Net Expense
	Value	Value	Account Value	Paid During	Paid During	Ratio During
Fund	11/1/23	4/30/24	4/30/24(1)	the Period(2)	the Period(1) (2)	the Period
Strategy Shares Gold-Hedged Bond ETF (GOLY) (formerly GLDB)	$1,000.00	$1,181.20	$1,020.93	$4.28	$3.97	0.79%

Strategy Shares Nasdaq 7HANDLTM Index ETF (HNDL)	1,000.00	1,127.20	1,020.93	4.18	3.97	0.79%

Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO)	1,000.00	1,156.10	1,021.13	4.02	3.77	0.75%

(1)	Represents the hypothetical 5% annual return before expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 182/366 (to reflect the one half year period).

8 | Annual Shareholder Report

Strategy Shares Gold-Hedged Bond ETF (GOLY) (formerly GLDB)	April 30, 2024

Portfolio of Investments* Summary Table

Percentage of Value
Communication Services	11.0%
Consumer Discretionary	6.1%
Consumer Staples	12.5%
Energy	5.3%
Financials	26.0%
Health Care	8.8%
Industrials	8.8%
Information Technology	8.6%
Materials	2.9%
Real Estate	3.8%
Utilities	6.2%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2024, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments*

Principal Amount		Value
Corporate Bonds — 64.1%
Communication Services — 5.3%
$102,000	Verizon Communications, Inc., 4.52%, 9/15/48	$85,256
102,000	Walt Disney Co. (The), 2.65%, 1/13/31	87,277
		172,533
Consumer Discretionary — 4.2%
90,000	Amazon.com, Inc., 1.50%, 6/03/30	73,424
60,000	Home Depot, Inc. (The), 5.88%, 12/16/36	62,190
		135,614
Consumer Staples — 8.6%
96,000	Anheuser-Busch Cos. LLC /
	Anheuser- Busch InBev Worldwide, Inc.,
	4.70%, 2/01/36	89,362
72,000	BAT Capital Corp., 3.56%, 8/15/27	67,522
78,000	Coca-Cola Co. (The), 1.38%, 3/15/31	61,425
72,000	Costco Wholesale Corp., 1.60%, 4/20/30	59,133
		277,442
Energy — 3.6%
72,000	Chevron Corp., 2.24%, 5/11/30	61,292
66,000	MPLX LP, 2.65%, 8/15/30	55,610
		116,902
Financials — 15.8%
30,000	Capital One Financial Corp., 3.80%, 1/31/28	28,109
90,000	Citigroup, Inc., 4.41%, 3/31/31	84,010
66,000	Fiserv, Inc., 3.50%, 7/01/29	60,119
96,000	Goldman Sachs Group, Inc. (The), 1.99%, 1/27/32	75,792
90,000	JPMorgan Chase & Co., 4.49%, 3/24/31	85,237
72,000	MetLife, Inc., 4.55%, 3/23/30	69,525
30,000	Northern Trust Corp., 1.95%, 5/01/30	24,887
90,000	Wells Fargo & Co., 3.00%, 10/23/26	84,654
		512,333
Principal Amount		Value
Corporate Bonds — 64.1%— (Continued)
Health Care — 6.0%
$78,000	AbbVie, Inc., 3.20%, 11/21/29	$70,360
60,000	Amgen, Inc., 2.20%, 2/21/27	55,043
72,000	CVS Health Corp., 4.30%, 3/25/28	69,088
		194,491
Industrials — 6.0%
84,000	Boeing Co. (The), 5.15%, 5/01/30	79,446
54,000	General Electric Co., 5.88%, 1/14/38	54,852
60,000	Southwest Airlines Co., 5.13%, 6/15/27	59,144
		193,442
Information Technology — 5.8%
66,000	Apple, Inc., 3.35%, 2/09/27	63,053
66,000	Broadcom Corp. / Broadcom Cayman Finance, Ltd., 3.88%, 1/15/27	63,336
66,000	Oracle Corp., 5.38%, 7/15/40	60,928
		187,317
Materials — 2.0%
48,000	Dow Chemical Co. (The), 3.60%, 11/15/50	33,018
36,000	Sherwin-Williams Co. (The), 2.95%, 8/15/29	31,905
		64,923
Real Estate — 2.6%
96,000	Equinix, Inc., 3.20%, 11/18/29	84,642

Utilities — 4.2%
84,000	NextEra Energy Capital Holdings, Inc., 2.25%, 6/01/30	69,727
72,000	Pacific Gas and Electric Co., 4.55%, 7/01/30	66,828
		136,555
Total Corporate Bonds (Cost $2,117,944)		$2,076,194

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 9

Strategy Shares Gold-Hedged Bond ETF (GOLY) (formerly GLDB) (Continued)	April 30, 2024

Principal Amount		Value
Yankee Dollars — 4.2%
Communication Services — 2.2%
$60,000	Orange SA, 9.00%, 3/01/31	$70,910
Financials — 2.0%
60,000	Shell International Finance BV, 6.38%, 12/15/38	64,843
Total Yankee Dollars (Cost $136,870)		$135,753
Total Investments — 68.3% (Cost $2,254,814)		$2,211,947
Other Assets less Liabilities — 31.7%		1,026,723
Net Assets — 100.0%		$3,238,670

*	Portfolio of Investments is presented on a consolidated basis. See Note 2.A. in the Notes to Financial Statements

BV — Besloten Vennootschap (Dutch private limited company)

LLC — Limited Liability Corporation

LP — Limited Partnership

SA— Societe Anonyme (French public limited company)

Total Return Swap Agreements

							Value and
							Unrealized
Pay/				Payment	Expiration	Notional	Appreciation/
Receive	Financing Rate	Description	Counterparty	Frequency	Date	Amount	(Depreciation)
Receive	Effective Federal Funds Rate(a) + 85 bps	iShares Gold Trust	BNP Paribas SA	Monthly	5/20/24	$3,471,199	$(146,859)

Receive	Effective Federal Funds Rate(a) + 85 bps	iShares IBoxx $ Investment Grade Corporate Bond	BNP Paribas SA	Monthly	5/20/24	871,502	(1,513)
							$(148,372)

(a)	The Effective Federal Funds Rate at April 30, 2024 was 5.33%.

The derivative instrument outstanding as of April 30, 2024, as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on swaps during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

(See notes which are an integral part of the Financial Statements)

10 | Annual Shareholder Report

Strategy Shares Nasdaq 7HANDLTM Index ETF (HNDL)	April 30, 2024

Portfolio of Investments Summary Table

Percentage of Value
Exchange-Traded Funds	97.5%
U.S. Treasury Obligation	2.5%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2024, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Principal Amount		Value
U.S. Treasury Obligation — 2.5%
$20,000,000	U.S. Treasury Bills, 5.24%^, 7/11/24+	$19,792,522
Total U.S. Treasury Obligation (Cost $19,796,970)		$19,792,522

Shares		Value
Exchange-Traded Funds — 95.7%
1,295,946	Alerian MLP ETF	$60,766,908
610,436	Dimensional Core Fixed Income ETF	24,936,311
1,526,102	Global X U.S. Preferred ETF	29,438,508
327,591	Invesco NASDAQ 100 ETF	57,223,596
385,120	Invesco Taxable Municipal Bond ETF	9,924,542
36,755	iShares Core S&P 500 ETF	18,540,692
952,408	iShares Core U.S. Aggregate Bond ETF	90,697,814
220,524	iShares MBS ETF	19,745,719
797,402	JPMorgan Equity Premium Income ETF	44,598,694
345,168	Schwab 5-10 Year Corporate Bond ETF	14,942,323
1,767,076	Schwab U.S. REIT ETF	33,132,675
3,689,784	SPDR Portfolio Aggregate Bond ETF	90,731,788
324,394	SPDR Portfolio S&P 500 ETF	19,158,710
76,705	Utilities Select Sector SPDR Fund ETF	5,119,292
279,632	Vanguard Dividend Appreciation ETF	48,955,174
41,548	Vanguard S&P 500 ETF	19,171,494
1,284,792	Vanguard Total Bond Market ETF	90,796,250
1,334,462	WisdomTree U.S. Efficient Core Fund ETF	53,792,163
1,147,542	Xtrackers USD High Yield Corporate Bond ETF	40,244,298
Total Exchange-Traded Funds (Cost $793,870,290)		$771,916,951
Total Investments — 98.2% (Cost $813,667,260)		$791,709,473
Other Assets less Liabilities — 1.8%		14,820,838

Net Assets — 100.0%		$806,530,311

^	Reflects the effective yield or interest rate in effect at April 30, 2024.

+	This security has been pledged as collateral for amounts owed by the Fund for swap agreements.

ETF — Exchange-Traded Fund

MBS — Mortgage-Backed Security

MLP — Master Limited Partnership

REIT — Real Estate Investment Trust

S&P — Standard and Poor’s

SPDR — Standard and Poor’s Depositary Receipts

USD — United States Dollar

Total Return Swap Agreements

							Value and
							Unrealized
Pay/				Payment	Expiration	Notional	Appreciation/
Receive	Financing Rate	Description	Counterparty	Frequency	Date	Amount	(Depreciation)
Receive	Effective Federal Funds Rate(a) + 85 bps	Nasdaq 7HANDLTM Index	Canadian Imperial Bank of Commerce	Monthly	8/29/24	$10,694,766	$(310,268)
Receive	Effective Federal Funds Rate(a) + 85 bps	Nasdaq 7HANDLTM Index	BNP Paribas SA	Monthly	1/14/25	238,490,740	(3,810,412)
Receive	Effective Federal Funds Rate(a) + 75 bps	Nasdaq 7HANDLTM Index	Canadian Imperial Bank of Commerce	Monthly	2/4/25	51,694,195	(1,496,694)
							$(5,617,374)

(a)	The Effective Federal Funds Rate at April 30, 2024 was 5.33%.

SA — Societe Anonyme (French public limited company)

The derivative instrument outstanding as of April 30, 2024, as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on swaps during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 11

Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO)	April 30, 2024

Portfolio of Investments Summary Table

Percentage of Value
Exchange-Traded Funds	100.0%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2024, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Value
Exchange-Traded Funds — 99.7%
17,755	iShares 1-3 Year Treasury Bond ETF	$1,440,818
15,370	iShares Core MSCI EAFE ETF	1,103,566
67,681	iShares Core S&P 500 ETF	34,141,004
Total Exchange-Traded Funds (Cost $33,295,092)		$36,685,388
Total Investments — 99.7% (Cost $33,295,092)		$36,685,388
Other Assets less Liabilities — 0.3%		91,434

Net Assets — 100.0%		$36,776,822

ETF — Exchange-Traded Fund

MSCI EAFE — Morgan Stanley Capital International Europe, Australasia and Far East

S&P — Standard and Poor’s

(See notes which are an integral part of the Financial Statements)

12 | Annual Shareholder Report

Statements of Assets and Liabilities	April 30, 2024

	Strategy Shares		Strategy Shares
	Gold-Hedged Bond	Strategy Shares	Newfound/ReSolve
	ETF (GOLY)	Nasdaq 7HANDLTM	Robust Momentum
	(formerly GLDB)(a)	Index ETF (HNDL)	ETF (ROMO)
Assets:
Investments, at value(Cost $2,254,814, $813,667,260 and $33,295,092)	$2,211,947	$791,709,473	$36,685,388
Cash and Cash Equivalents	643,317	18,156,936	113,602
Segregated cash balances for swap agreements with custodian	510,000	3,000,000	—
Dividends and interest receivable	23,940	—	—
Receivable for investments sold	—	487,504	1,137,299
Prepaid expenses	—	37,523	4,225
Total Assets	3,389,204	813,391,436	37,940,514
Liabilities:
Payable for investments purchased	—	—	1,130,331
Payable for capital shares redeemed	—	511,256	—
Unrealized depreciation on swap agreements	148,372	5,617,374	—
Accrued expenses:
Advisory	2,162	409,424	4,986
Administration	—	27,481	5,263
Management/Legal administration	—	21,763	2,500
Custodian	—	3,589	254
Fund accounting	—	45	6
Other	—	270,193	20,352
Total Liabilities	150,534	6,861,125	1,163,692
Net Assets	$3,238,670	$806,530,311	$36,776,822
Net Assets consist of:
Paid in Capital	$4,710,693	$935,660,526	$37,077,037
Total Distributable Earnings / (Loss)	(1,472,023)	(129,130,215)	(300,215)
Net Assets	$3,238,670	$806,530,311	$36,776,822

Net Assets:	$3,238,670	$806,530,311	$36,776,822
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	150,000	39,950,000	1,325,000
Net Asset Value (offering and redemption price per share):	$21.59	$20.19	$27.76

(a)	Statement has been consolidated. See Note 2.A. in the Notes to Financial Statements for the basis of consolidation.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 13

Statements of Operations	For the Periods Indicated

	Strategy Shares		Strategy Shares
	Gold-Hedged Bond	Strategy Shares	Newfound/ReSolve
	ETF (GOLY)	Nasdaq 7HANDLTM	Robust Momentum
	(formerly GLDB)(a)	Index ETF (HNDL)	ETF (ROMO)
	Year Ended	Year Ended	Year Ended
	April 30, 2024	April 30, 2024	April 30, 2024
Investment Income:
Dividend income	$—	$25,721,859	$1,343,989
Interest income	345,526	779,339	14
Total Investment Income	345,526	26,501,198	1,344,003
Expenses:
Advisory	77,007	5,647,452	203,062
Administration	—	372,316	64,363
Management/Legal administration	—	281,660	30,000
Fund accounting	—	474	70
Custodian	—	47,210	2,969
Trustee	—	16,567	16,567
Compliance officer	—	33,098	10,344
Legal and audit	—	84,051	40,600
Printing	—	413,810	11,823
Nasdaq licensing	—	469,354	—
Other fees	—	68,658	9,714
Total Expenses before fee reductions	77,007	7,434,650	389,512
Expenses contractually waived or reimbursed by the Advisor	—	—	(79,546)
Total Net Expenses	77,007	7,434,650	309,966
Net Investment Income	268,519	19,066,548	1,034,037
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from investment transactions	(861,560)	(9,901,110)	617,589
Net realized gains (losses) from in-kind transactions	—	4,580,718	1,151,388
Net realized gains (losses) from swap agreements	93,107	9,803,529	—
Change in unrealized appreciation/depreciation on investments	549,318	39,932,616	1,229,783
Change in unrealized appreciation/depreciation on swap agreements	(112,720)	(6,842,427)	—
Net Realized and Unrealized Gains (Losses)	(331,855)	37,573,326	2,998,760
Change in Net Assets Resulting From Operations	$(63,336)	$56,639,874	$4,032,797

(a)	Statement has been consolidated. See Note 2.A. in the Notes to Financial Statements for the basis of consolidation.

(See notes which are an integral part of the Financial Statements)

14 | Annual Shareholder Report

Statements of Changes in Net Assets

	Strategy Shares Gold-Hedged Bond ETF		Strategy Shares Nasdaq 7HANDLTM
	(GOLY) (formerly GLDB)(a)		Index ETF (HNDL)
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2024	April 30, 2023	April 30, 2024	April 30, 2023
From Investment Activities:
Operations:
Net investment income	$268,519	$359,378	$19,066,548	$28,456,967
Net realized gains (losses) from investment and in-kind transactions and swap agreements	(768,453)	(1,297,464)	4,483,137	(136,924,763)
Change in unrealized appreciation/depreciation on investments and swap agreements	436,598	916,973	33,090,189	68,159,059
Change in net assets resulting from operations	(63,336)	(21,113)	56,639,874	(40,308,737)
Distributions to Shareholders:
Total distributions	(268,519)	(359,378)	(47,486,171)	(26,016,295	) (b)
Return of Capital	(49,137)	(2,645)	(18,548,066)	(60,648,138)
Change in net assets from distributions	(317,656)	(362,023)	(66,034,237)	(86,664,433)
Capital Transactions:
Proceeds from shares issued	1,410,319	537,760	8,146,304	5,479,291
Cost of shares redeemed	(12,537,370)	(537,108)	(271,663,078)	(287,012,814)
Change in net assets from capital transactions	(11,127,051)	652	(263,516,774)	(281,533,523)
Change in net assets	(11,508,043)	(382,484)	(272,911,137)	(408,506,693)
Net Assets:
Beginning of period	14,746,713	15,129,197	1,079,441,448	1,487,948,141
End of period	$3,238,670	$14,746,713	$806,530,311	$1,079,441,448
Share Transactions:
Issued	75,000	25,000	400,000	250,000
Redeemed	(625,000)	(25,000)	(13,475,000)	(14,100,000)
Change in shares	(550,000)	—	(13,075,000)	(13,850,000)

(a)	Statement has been consolidated. See Note 2.A. in the Notes to Financial Statements for the basis of consolidation.

(b)	Subsequent to the issuance of the April 30, 2023 financial statements, an additional $10,576,547 of the distribution was determined to be a return of capital.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 15

Statements of Changes in Net Assets (Continued)

	Strategy Shares Newfound/ReSolve
	Robust Momentum ETF (ROMO)
	Year Ended	Year Ended
	April 30, 2024	April 30, 2023
From Investment Activities:
Operations:
Net investment income	$1,034,037	$397,713
Net realized gains (losses) from investment and in-kind transactions	1,768,977	(3,399,943)
Change in unrealized appreciation/depreciation on investments	1,229,783	2,431,362
Change in net assets resulting from operations	4,032,797	(570,868)
Distributions to Shareholders:
Total distributions	(972,755)	(389,382)
Change in net assets from distributions	(972,755)	(389,382)
Capital Transactions:
Proceeds from shares issued	—	7,688,411
Cost of shares redeemed	(15,631,083)	(7,568,347)
Change in net assets from capital transactions	(15,631,083)	120,064
Change in net assets	(12,571,041)	(840,186)
Net Assets:
Beginning of period	49,347,863	50,188,049
End of period	$36,776,822	$49,347,863
Share Transactions:
Issued	—	300,000
Redeemed	(600,000)	(300,000)
Change in shares	(600,000)	—

(See notes which are an integral part of the Financial Statements)

16 | Annual Shareholder Report

Financial Highlights	Strategy Shares

																	Ratio of Net
	Net Asset	Net			Distributions					Net Asset	Total		Ratio of Net		Ratio of Gross		Investment
	Value,	investment	Net realized	Total from	from net		Distributions			Value,	return at	Total	Expenses to		Expenses to		Income (Loss)	Net Assets at
	beginning	income	and unrealized	investment	investment		from Return		Total	end of	Net Asset	return at	Average		Average		to Average	end of period	Portfolio
	of period	(loss)(a)	gains (losses)	activities	income		of Capital		distributions	period	Value(b)(c)	market(b)(d)	Net Assets(e)		Net Assets(e)(f)		Net Assets(e)	(000’s)	turnover(b)(g)
Strategy Shares Gold-Hedged Bond ETF (GOLY) (formerly GLDB)(h)
Year Ended April 30, 2024	$21.07	0.55	0.63 (i)	1.18	(0.56)		(0.10)		(0.66)	$21.59	5.91%	5.90%	0.79%		0.79%		2.77%	$3,239	12%
Year Ended April 30, 2023	$21.61	0.51	(0.54)	(0.03)	(0.51)		(0.00	) (j)	(0.51)	$21.07	0.09%	(0.79)%	0.79%		0.79%		2.61%	$14,747	11%
May 17, 2021(k) through April 30, 2022	$25.00	0.28	(3.22)	(2.94)	(0.33)		—		(0.33)	$21.61	(11.94)%	(11.17)%	0.78%		0.78%		1.24%	$15,129	—%

Strategy Shares Nasdaq 7HANDLTM Index ETF (HNDL)
Year Ended April 30, 2024	$20.36	0.41	0.84	1.25	(1.02)		(0.40)		(1.42)	$20.19	6.36%	6.16%	0.79	% (l)	0.79	% (l)	2.03%	$806,530	53%
Year Ended April 30, 2023	$22.25	0.48	(0.93)	(0.45)	(0.43	) (m)	(1.01	) (m)	(1.44)	$20.36	(1.83)%	(2.19)%	0.78	% (l)	0.78	% (l)	2.31%	$1,079,441	58%
Year Ended April 30, 2022	$25.24	0.45	(1.68)	(1.23)	(1.69	) (n)	(0.07	) (n)	(1.76)	$22.25	(5.46)%	(5.36)%	0.78	% (l)	0.78	% (l)	1.81%	$1,487,948	119%
Year Ended April 30, 2021	$23.40	0.45	3.13	3.58	(1.74)		—		(1.74)	$25.24	15.74%	15.86%	0.95	% (l)	0.95	% (l)	1.82%	$465,724	68%
Year Ended April 30, 2020	$23.70	0.59	0.79	1.38	(1.40)		(0.28)		(1.68)	$23.40	5.98%	5.71%	0.95	% (l)	1.40	% (l)	2.47%	$19,891	83%

Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO)
Year Ended April 30, 2024	$25.64	0.66	2.10	2.76	(0.64)		—		(0.64)	$27.76	10.88%	11.12%	0.75	% (l)	0.94	% (l)	2.50%	$36,777	245%
Year Ended April 30, 2023	$26.07	0.20	(0.44)	(0.24)	(0.19)		—		(0.19)	$25.64	(0.89)%	(1.04)%	0.76	% (l)(o)	0.83	% (l)	0.78%	$49,348	246%
Year Ended April 30, 2022	$27.30	0.17	(1.23)	(1.06)	(0.17)		—		(0.17)	$26.07	(3.97)%	(3.79)%	0.75	% (l)	0.82	% (l)	0.61%	$50,188	221%
Year Ended April 30, 2021	$21.55	0.21	5.78	5.99	(0.24)		(0.00	) (j)	(0.24)	$27.30	27.91%	27.64%	0.75	% (l)	0.90	% (l)	0.88%	$42,321	309%
November 1, 2019(k) through April 30, 2020	$25.15	0.11	(3.56)	(3.45)	(0.15)		—		(0.15)	$21.55	(13.82)%	(13.70)%	0.75	% (l)	1.56	% (l)	0.94%	$20,472	145%

(a)	Calculated using the average shares method.

(b)	Not annualized for periods less than one year.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, if any, at net asset value during the period, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, if any, at market value during the period, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., Cboe or Nasdaq) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	Annualized for periods less than one year.

(f)	Certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(g)	Portfolio turnover increases/decreases due to change within the portfolio holdings during the period.

(h)	Statement has been consolidated. See Note 2.A. in the Notes to Financial Statements for the basis of consolidation.

(i)	The amount of net realized and unrealized gain on investments per share does not accord with the amounts in the Statements of Operations due to the timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

(j)	Amount is less than ($0.005).

(k)	Commencement of operations.

(l)	The Fund invests in other funds and indirectly bears its proportionate shares of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(m)	Subsequent to the issuance of the April 30, 2023 financial statements, an additional $0.17 of the distribution was determined to be a return of capital.

(n)	Subsequent to the issuance of the April 30, 2022 financial statements, an additional $0.81 of the distribution was determined to be a return of capital.

(o)	Excluding interest expense, the net expense ratio would have been 0.75%.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 17

Notes to Financial Statements	April 30, 2024

(1) Organization

Strategy Shares (the “Trust”) was organized on September 7, 2010 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. Currently, the Trust offers its Shares in six separate series. The accompanying Financial Statements relate to the following series: Strategy Shares Gold-Hedged Bond ETF (GOLY) (formerly GLDB) (“Gold-Hedged Bond ETF”), Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL) (“Nasdaq 7HANDL™ Index ETF”), and Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO) (“Newfound/ReSolve Robust Momentum ETF”), (individually referred to as a “Fund,” or collectively as the “Funds”). Nasdaq 7HANDL™ Index ETF and Newfound/ReSolve Robust Momentum ETF are classified as diversified under the 1940 Act, while Gold-Hedged Bond ETF is classified as non-diversified under the 1940 Act. The Funds are passively-managed exchange-traded funds. The investment objective of the Gold-Hedged Bond ETF is to seek investment results that correlate, before fees and expenses, to the performance of the Solactive Gold-Backed Bond Index. The investment objective of the Nasdaq 7HANDL™ Index ETF is to seek investment results that correlate generally, before fees and expenses, to the price and yield performance of the Nasdaq 7HANDL™ Index. The investment objective of the Newfound/ ReSolve Robust Momentum ETF is to seek to provide investment returns that correspond, before fees and expenses, to the performance of the Newfound/ReSolve Robust Equity Momentum Index. The Funds’ prospectuses provide a description of each Fund’s investment objectives, policies, and strategies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

The Nasdaq 7HANDLTM Index ETF commenced operations on January 16, 2018, the Newfound/ReSolve Robust Momentum ETF commenced operations on November 1, 2019, and the Gold-Hedged Bond ETF commenced operations on May 17, 2021.

Shares of the Nasdaq 7HANDL™ Index ETF are listed and traded on the Nasdaq Stock Market (“Nasdaq”). Shares of the Gold-Hedged Bond ETF and Newfound/ReSolve Robust Momentum ETF are listed and traded on the Cboe BZX Exchange, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). Each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks, currently 25,000 Shares, called “Creation Units.” Creation Units are issued and redeemed principally in -kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Under the Trust’s organizational documents, its officers and Board of Trustees (“the Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Basis of Consolidation

The accompanying Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, and Consolidated Financial Highlights of the Gold-Hedged Bond ETF include the accounts of its wholly owned subsidiary, SSGBI Fund Limited (the “Subsidiary”). The Subsidiary is organized under the laws of the Cayman Islands, and primarily invests in gold futures contracts and total return swaps as well as cash and cash equivalents such as treasury securities which serve as collateral for the Subsidiary’s investment in gold futures contracts and total return swap investments. The Fund will invest up to 25% of its total assets in its Subsidiary. As of April 30, 2024, the net assets of the Subsidiary was 16.9% of the total net assets of the Fund. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

B. Investment in a Subsidiary

By investing in the Subsidiary, the Gold-Hedged Bond ETF is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Gold-Hedged Bond ETF’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Board, however, has oversight responsibility for the investment activities of the Gold- Hedged Bond ETF, including its investment in its Subsidiary, and the Gold-Hedged Bond ETF’s role as the sole shareholder of the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Gold-Hedged Bond ETF and/or the Subsidiary to operate as described in the prospectus and could adversely affect the Gold-Hedged Bond ETF, such as by reducing the Gold-Hedged Bond ETF’s investment returns. The financial statements of the Subsidiary have been consolidated with the Gold-Hedged Bond ETF’s financial statements in this report.

C. Investment Valuations

The Funds hold investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services in accordance with procedures approved by the Trust’s Board. Pursuant to these procedures, the Funds may use a pricing service, bank, or broker-dealer experienced in such matters to value the Funds’ securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined in accordance with procedures approved by the Board. The fair valuation process is designed to value the subject security at the price the Funds would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

18 | Annual Shareholder Report

Notes to Financial Statements (Continued)

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Quoted prices in active markets for identical assets.

●	Level 2 – Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable pricing inputs at the measurement date (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Equity securities (including foreign equity securities) traded on a securities exchange are valued at the last reported sales price on the principal exchange, except that equity securities traded on Nasdaq are valued at the Nasdaq official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at the mean of the quoted bid and asked prices. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities traded on a national securities exchange or in the over- the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a price supplied by a security pricing service. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Swaps are generally valued at the last quoted sales price of the swap (if exchange-listed) or of the underlying security (if such security is exchange-listed), or in the absence of a sale, fair valued at the mean between the current bid and ask prices, and are typically categorized as Level 2 in the fair value hierarchy. Other types of swaps may be fair valued by a pricing agent covering the specific type of swap.

The following table provides the fair value measurement as of April 30, 2024.

			Total
Fund	Level 1	Level 2	Investments
Gold-Backed Bond ETF
Corporate Bonds	$—	$2,076,194	$2,076,194
Yankee Dollars	—	135,753	135,753
Other Financial Instruments(1)
Total Return Swap Agreements	—	(148,372)	(148,372)
Total Investments	$—	$2,063,575	$2,063,575
Nasdaq 7HANDLTM Index ETF
U.S. Treasury Obligation	$—	$19,792,522	$19,792,522
Exchange-Traded Funds	771,916,951	—	771,916,951
Other Financial Instruments(1)
Total Return Swap Agreements	—	(5,617,374)	(5,617,374)
Total Investments	$771,916,951	$14,175,148	$786,092,099

			Total
Fund	Level 1	Level 2	Investments
Newfound/ReSolve Robust Momentum ETF
Exchange-Traded Funds	$36,685,388	$—	$36,685,388
Total Investments	$36,685,388	$—	$36,685,388

(1)	Other Financial Instruments are derivative instruments not reflected in the total investments, such as swap agreements, which are reflected at fair value.

For the fiscal year ended April 30, 2024, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

D. Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding, if any, are recorded on the ex-dividend date. Investment income from non-U.S. sources received by a Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

E. Cash and Cash Equivalents

Idle cash may be swept into various overnight demand deposits and is classified as cash and cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

F. Derivative Instruments

Swap Agreements: The Funds may enter into swap agreements (“swaps”) in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had been invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

Annual Shareholder Report | 19

Notes to Financial Statements (Continued)

Total Return Swaps: The Funds may enter into total return swaps to gain or mitigate exposure to the underlying securities or indices. In “long” total return swaps, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swaps would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The Fund will agree to pay to the counterparty an amount equal to a fixed or floating rate of interest on the notional amount of the swaps plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Total return swaps do not involve the delivery of securities or other underlying instruments. Until a total return swap is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the Fund on the notional amount is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements.” A Fund may enter into total return swaps that provide the opposite return of its benchmark index or security (“short” the index or security). Its operations are similar to those swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swaps plus, in certain instances, the Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted against any unrealized appreciation or depreciation to determine the value of the swaps.

The primary risks associated with the use of swaps are an imperfect correlation between the prices of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform under the agreement. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The Fund will bear the counterparty risk (i.e., the risk of loss of the net amount), if any, expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. As of April 30, 2024, the Gold Hedged Bond ETF and the Nasdaq 7HANDL™ Index ETF invested in total return swaps. The unrealized appreciation/(depreciation) as of April 30, 2024 is disclosed in the Total Return Swap Agreement tables found earlier in this report.

Summary of Derivative Instruments

The following table summarizes the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of April 30, 2024.

	Assets	Liabilities
	Unrealized Appreciation	Unrealized Depreciation
Fund	on Swap Agreements	on Swap Agreements
Commodity Risk Exposure:
Gold-Hedged Bond ETF	$—	$(146,859)
Interest Rate Risk Exposure:
Gold-Hedged Bond ETF	—	(1,513)
Equity Risk Exposure:
Nasdaq 7HANDL™ Index ETF	—	(5,617,374)

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the fiscal year ended April 30, 2024.

	Net Realized
	Gains (Losses) from	Change in Unrealized
	Swap Agreements	Appreciation/Depreciation
	Recognized as a	on Swaps Recognized
Fund	Result from Operations	from Operations
Commodity Risk Exposure:
Gold-Hedged Bond ETF	$40,916	$(82,058)
Interest Rate Risk Exposure:
Gold-Hedged Bond ETF	52,191	(30,662)
Equity Risk Exposure:
Nasdaq 7HANDL™ Index ETF	9,803,529	(6,842,427)

Asset (Liability) amounts shown in the table below represent amounts owed to (by) the Funds for swap agreements as of April 30, 2024. These amounts may be collateralized by cash or financial instruments, segregated for the benefit of the Funds or the counterparties, depending on whether the related swap agreements are in an appreciated or depreciated position at year end. Amounts shown in the column labeled “Net Amount” represent the un-collateralized portions of these amounts at year end.

	Gross Amounts Not Offset in the
	Statement of Assets and Liabilities*
	Gross Asset
	(Liability) as
	presented in	Financial	Cash
	the Statement	Instruments	Collateral
	of Assets and	(Received)	(Received)	Net
	Liabilities	Pledged	Pledged	Amount
Gold-Hedged Bond ETF
Swap Agreements - BNP Paribas SA	$(148,372)	$—	$148,372	$—
Nasdaq 7HANDL™ Index ETF
Swap Agreements - BNP Paribas SA	(3,810,412)	3,810,412	—	—
Swap Agreements - Canadian Imperial Bank of Commerce	(1,806,962)	1,806,962	—	—

*	The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

G. Dividends and Distributions to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. For the Gold- Hedged Bond ETF and the Nasdaq 7HANDL™ Index ETF, dividends from net investment income, if any, are declared and paid monthly. For the Newfound/ReSolve Robust Momentum ETF, dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments, differing treatment of income relating to swap agreements), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to wash sales and differing treatment on certain investments. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as a distribution of capital.

20 | Annual Shareholder Report

Notes to Financial Statements (Continued)

The Funds may own shares of real estate investments trusts (“REITs”), which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

H. Allocation of Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among all series of the Trust in relation to the net assets of each series or on another reasonable basis. The Trust may share expenses with Mutual Fund and Variable Insurance Trust, an open-end management investment company managed by Rational Advisors, Inc. Those expenses that are shared are allocated proportionally among each of the trusts or on another reasonable basis.

(3) Investment Advisory and Other Contractual Services

A. Investment Advisory Fees

Rational Advisors, Inc. (the “Advisor”) is the investment advisor of the Funds. The Advisor is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisors of other funds in the same group of investment companies also known as a “fund complex.” The Nasdaq 7HANDL™ Index ETF and the Newfound/ ReSolve Robust Momentum ETF pay 0.60% and 0.49%, respectively, of each Fund’s average daily net assets, computed daily and paid monthly, for the advisory services it receives from the Advisor.

The Gold-Hedged Bond ETF pays 0.79% of the Fund’s average daily net assets, computed daily and paid monthly, for services it receives from the Advisor. This fee is structured as a “Unified Fee,” pursuant to which the Advisor is obligated to pay or arrange for the payment of substantially all expenses of the Fund (including, without limitation, transfer agent fees, administrative fees and expenses, custodian fees, legal fees, accounting fees, any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, all expenses of preparing the Trust’s registration statements and prospectuses for the Fund, and the cost of printing and delivering to shareholders prospectuses and reports), except the Fund’s Advisory fee; taxes; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Fund (such as litigation or reorganizational costs), each of which is paid by the Fund. The Advisor’s Unified Fee is designed to cause substantially all of the Fund’s expenses to be paid and to compensate the Advisor for providing services for the Fund.

The Advisor has contractually agreed to waive all or a portion of its Advisory fee and/or reimburse certain operating expenses of the Nasdaq 7HANDL™ Index ETF and the Newfound/ReSolve Robust Momentum ETF (exclusive of acquired fund fees and expenses; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges), taxes, short sale dividends and interest expenses, and non-routine or extraordinary expenses (such as litigation or reorganizational costs)) in order to limit total annual fund operating expenses after fee waivers and expense reimbursement to 0.80% and 0.75%, respectively, of the Fund’s average annual daily net assets (“Expense Cap”). The Expense Cap will remain in effect until at least August 31, 2024 for the Nasdaq 7HANDL™ Index ETF and the Newfound/ReSolve Robust Momentum ETF. The Expense Cap may be terminated earlier only upon the approval of the Board. The Advisor may recoup Advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years after the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio (after the recoupment is taken into account) to exceed the lesser of (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of recoupment.

As of April 30, 2024, the Advisor may recoup amounts from the Funds as follows:

	Expires	Expires	Expires
Fund	4/30/25	4/30/26	4/30/27	Total
Newfound/ReSolve Robust Momentum ETF	$31,186	$38,417	$79,546	$149,149

B. Administration, Transfer Agent, Accounting, and Management/Legal administration Fees

Citi Fund Services Ohio, Inc. (“Citi”) provides financial administration, transfer agency and portfolio accounting services to the Trust. Citi performs certain services on behalf of the Trust including but not limited to: (1) preparing and filing the Trust’s periodic financial reports on forms prescribed by the Securities and Exchange Commission (“SEC”); (2) calculating Fund expenses and making required disbursements; (3) calculating Fund performance data; and (4) providing certain portfolio compliance support services. As transfer agent, Citi issues shares of a Fund in Creation Units to fill purchase orders for Fund shares, maintains records of the issuance and redemption of each Fund’s shares, and acts as each Fund’s dividend disbursing agent. As portfolio accountant, Citi maintains certain financial records of the Trust and provides accounting services to each Fund which include the daily calculation of each Fund’s NAV. Citi also performs certain other services on behalf of the Trust including providing financial information for the Trust’s federal and state tax returns and financial reports required to be filed with the SEC.

MFund Services LLC (“MFund”), an affiliate of the Advisor, provides the Funds with management and legal administrative services. For these services, each Fund pays MFund a fee accrued daily and paid monthly based on a percentage of each Fund’s average net assets, subject to a minimum annual fee. The fees are as follows:

– 0.030% of the aggregate net assets from $0 to $1 billion; and

– 0.020% of the aggregate net assets above $1 billion

The asset -based fees are subject to an annual minimum of $30,000 per Fund. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties. These fees, and their related amounts payable to MFund, are shown on the Statement of Operations and on the Statement of Assets and Liabilities, respectively, as “Management/Legal administration.”

Administration, Transfer Agent, Accounting, and Management/Legal administration Fees (as well as substantially all other expenses) for the Gold- Hedged Bond ETF are paid by the Advisor from the amounts received from the Unified Fee, as detailed previously.

C. Distribution and Shareholder Services Fees

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of each Fund’s Shares. The Distributor is compensated by the Advisor in accordance with a Distribution Services Agreement between the Advisor and the Distributor. The Trust has adopted but has yet to implement a Rule 12b-1 Distribution Plan (the “Plan”). The Plan is designed to compensate or reimburse financial intermediaries (including the Distributor, the Advisor, and their affiliates) for activities principally intended to result in the sale of Fund shares, such as advertising and marketing of shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell shares.

Annual Shareholder Report | 21

Notes to Financial Statements (Continued)

The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. In accordance with the Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Funds. Pursuant to the Plan, the Funds may pay a 12b-1 fee not to exceed 0.25% per year of each Fund’s average daily net assets. No 12b-1 fee is currently paid by the Funds and the Board has not approved any payments under the Plan.

D. Custodian Fees

Citibank, N.A. (the “Custodian”), an affiliate of Citi, serves as custodian for each Fund and safeguards and holds each Fund’s cash and securities, settles each Fund’s securities transactions, and collects income on Fund investments. The Custodian receives fees based on the level of each Fund’s average daily net assets for the period plus out-of-pocket expenses.

E. Compliance Services

Pursuant to a Compliance Services Agreement, MFund, an affiliate of the Advisor, provides chief compliance officer services to the Funds. For these services, the Funds pay MFund $ 1,200 per month for the first fund in the fund family and $400 for each additional fund; $400 for each adviser and sub -adviser; and .0025% of the assets of each Fund. In addition, the Funds reimburse MFund for any reasonable out-of- pocket expenses incurred in the performance of its duties under the Compliance Services Agreement. These fees are shown on the Statement of Operations as “Compliance officer.” Compliance Services fees for the Gold-Hedged Bond ETF, including the Fund’s share of any reimbursement for out-of-pocket expenses incurred, are paid by the Advisor from the amounts received from the Unified Fee, as detailed previously.

(4) Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the fiscal year ended April 30, 2024 were as follows:

Fund	Purchases	Sales
Gold-Hedged Bond ETF	$1,089,179	$10,393,227
Nasdaq 7HANDL™ Index ETF	488,981,946	467,374,940
Newfound/ReSolve Robust Momentum ETF	100,814,578	100,757,494

Purchases and sales of in-kind transactions for the fiscal year ended April 30, 2024 were as follows:

Fund	Purchases	Sales
Gold-Hedged Bond ETF	$—	$—
Nasdaq 7HANDL™ Index ETF	7,144,874	253,453,071
Newfound/ReSolve Robust Momentum ETF	—	15,593,913

(5) Capital Share Transactions

Shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of that Fund’s specified universe, and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The standard charge and maximum transaction fee for each Fund are $250 and $1,000, respectively.

From time to time, settlement of securities related to subscriptions-in-kind or redemptions-in-kind may be delayed. In such cases, securities related to in-kind subscriptions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities payable related to in-kind transactions” on the Statements of Assets and Liabilities.

During the fiscal year ended April 30, 2024, the Funds received securities in exchange for subscriptions of capital shares (subscriptions-in-kind) and distributed securities in exchange for redemptions (redemptions-in-kind) as follows:

	Fair Value of	Fair Value of
Fund	Subscriptions-in-Kind	Redemptions-in-Kind
Gold-Hedged Bond ETF	$—	$—
Nasdaq 7HANDL™ Index ETF	7,144,874	253,453,071
Newfound/ReSolve Robust Momentum ETF	—	15,593,913

(6) Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years plus the interim tax period since then for federal income tax purposes) . The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the fiscal year ended April 30, 2024, the Funds did not incur any interest or penalties. The tax year end for the Nasdaq 7HANDL™ Index ETF is December 31 and the tax year end for the Gold-Hedged Bond ETF and Newfound/ReSolve Robust Momentum ETF is April 30.

22 | Annual Shareholder Report

Notes to Financial Statements (Continued)

As of the most recent tax year end, the tax cost of securities and the breakdown of unrealized appreciation/depreciation for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
Fund	Securities	Appreciation	Depreciation	(Depreciation)
December 31
Nasdaq 7HANDL™ Index ETF	$925,633,087	$30,055,383	$(54,819,212)	$(24,763,829)
April 30
Gold-Hedged Bond ETF	2,274,413	456	(62,922)	(62,466)
Newfound/ReSolve Robust Momentum ETF	33,552,656	3,391,221	(258,489)	3,132,732

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to basis adjustments for wash sales and mark-to-market on swap agreements.

The tax character of distributions paid during the most recent tax year end were as follows:

	Distributions paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total
Fund	Income	Capital Gains	Distributions	Capital	Distributions Paid
December 31
Nasdaq 7HANDL™ Index ETF	$42,516,395	$—	$42,516,395	$29,124,613	$71,641,008
April 30
Gold-Hedged Bond ETF	268,519	—	268,519	49,137	317,656
Newfound/ReSolve Robust Momentum ETF	972,755	—	972,755	—	972,755

The tax character of distributions paid during the previous tax year end were as follows:

	Distributions paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total
Fund	Income	Capital Gains	Distributions	Capital	Distributions Paid
December 31
Nasdaq 7HANDL™ Index ETF	$—	$—	$—	$99,154,433	$99,154,433
April 30
Gold-Hedged Bond ETF	359,378	—	359,378	2,645	362,023
Newfound/ReSolve Robust Momentum ETF	389,382	—	389,382	—	389,382

As of the most recent tax year end, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed		Accumulated	Unrealized	Total
	Ordinary	Long Term	Distributed	Capital and	Appreciation	Distributed
Fund	Income	Capital Gains	Earnings	Other Losses	(Depreciation)	Earnings/(Loss)
December 31
Nasdaq 7HANDL™ Index ETF	$—	$—	$—	$(78,836,481)	$(24,763,829)	$(103,600,310)
April 30
Gold-Hedged Bond ETF	—	—	—	(1,261,185)	(210,838)	(1,472,023)
Newfound/ReSolve Robust Momentum ETF	44,341	—	44,341	(3,477,288)	3,132,732	(300,215)

Permanent Tax Differences:

As of the most recent tax year end, the following reclassifications relating primarily to redemptions in-kind and Controlled Foreign Corporations, have been made to increase (decrease) such accounts with offsetting adjustments as indicated.

	Total Distributable	Paid in
Fund	Earnings/(Loss)	Capital
December 31
Nasdaq 7HANDL™ Index ETF	$6,917,306	$(6,917,306)
April 30
Gold-Hedged Bond ETF	(93,107)	93,107
Newfound/ReSolve Robust Momentum ETF	(944,948)	944,948

Temporary tax differences (e.g. wash sales) do not require a reclassification.

Annual Shareholder Report | 23

Notes to Financial Statements (Continued)

As of the most recent tax year end, the Newfound/ReSolve Robust Momentum ETF utilized capital loss carryforwards (“CLCF”) of $456,177 to offset capital gains. The Funds have net CLCFs as summarized in the table below. These CLCFs are not subject to expiration:

Fund	Short-Term Amount	Long-Term Amount	Total
December 31
Nasdaq 7HANDL™ Index ETF	$50,762,321	$28,074,160	$78,836,481
April 30
Gold-Hedged Bond ETF	277,932	983,253	1,261,185
Newfound/ReSolve Robust Momentum ETF	3,097,415	379,873	3,477,288

(7) Investment Risks

This section discusses certain common principal risks encountered by the Funds. Each Fund may be subject to other risks in addition to these identified risks. The risks are presented in an order intended to facilitate readability, and their order does not imply that the realization of one risk is likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

ETF Risk

The NAV of a Fund can fluctuate up or down, and you could lose money investing in a Fund if the prices of the securities owned by the Fund decline. In addition, a Fund may be subject to the following risks: (1) the market price of a Fund’s shares may trade above or below its NAV; (2) an active trading market for a Fund’s shares may not develop or be maintained; or (3) trading of a Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Market Risk

Overall market risks may also affect the value of the Funds. The market values of securities or other investments owned by the Funds will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Funds and their investments and could result in increased premiums or discounts to the Funds’ net asset values, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions you could lose your entire investment.

Underlying Fund Risk

The ETFs in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks.

As of April 30, 2024, the following underlying Fund comprised 25% or more of the net assets of the Newfound/ReSolve Robust Momentum ETF: 92.83% of the Newfound/ReSolve Robust Momentum ETF’s net assets were invested in the iShares Core S&P 500 ETF. The financial statements of the iShares Core S&P 500 ETF, including the Fund’s portfolio of investments, can be found at the SEC’s website, www.sec.gov, and should be read in conjunction with the Newfound/Resolve Robust Momentum ETF’s financial statements.

(8) Subsequent Events

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, no additional disclosures or adjustments were required to the financial statements as of April 30, 2024.

24 | Annual Shareholder Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Strategy Shares Gold-Hedged Bond ETF, Strategy Shares Nasdaq 7HANDL™ Index ETF, and Strategy Shares Newfound/ReSolve Robust Momentum ETF and
Board of Trustees of Strategy Shares

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the funds listed below (the “Funds”), each a series of Strategy Shares, as of April 30, 2024, the related statements of operations, the statements of changes in net assets, the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”) . In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2024, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statement(s) of Changes in Net Assets	Financial Highlights
Strategy Shares Gold-Hedged Bond ETF*	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, and for the period May 17, 2021 (commencement of operations) through April 30, 2022
Strategy Shares Nasdaq 7HANDL™ Index ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022, 2021, and 2020
Strategy Shares Newfound/ReSolve Robust Momentum ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022, 2021, and for the period November 1, 2019 (commencement of operations) through April 30, 2020

*	The financial statements referred to above are Consolidated Financial Statements.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Annual Shareholder Report | 25

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies with a related advisor since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
June 25, 2024

26 | Annual Shareholder Report

Additional Information

Additional Federal Income Tax Information (Unaudited)

As of the most recent tax year end, the following percentages of the total ordinary income distributions paid by the Funds qualify for the dividends received deduction available to corporate shareholders.

Fund	Dividends Received Deduction
Newfound/ReSolve Robust Momentum ETF	24.45%

As of the most recent tax year end, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2024 Form 1099-DIV.

As of the most recent tax year end, the percentages of Qualified Dividend Income are as follows:

Fund	Qualified Dividend Income
Newfound/ReSolve Robust Momentum ETF	75.11%

As of the most recent tax year end, the percentages of interest-related dividends for certain non-U.S. resident investors are as follows:

Fund	Qualified Interest Income
Gold-Hedged Bond ETF	90.92%
Newfound/ReSolve Robust Momentum ETF	10.42%

The Newfound/Resolve Robust Momentum ETF intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on April 30, 2024 are as follows:

Fund	Foreign Source Income	Foreign Tax Expense
Newfound/ReSolve Robust Momentum ETF	$0.50	$0.03

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2024. These shareholders will receive more detailed information along with their 2024 Form 1099-DIV.

Premium/Discount Information (Unaudited)

The Funds’ website at www.strategysharesetfs.com shows the previous day’s closing NAV and closing market price for the Fund’s ETF Shares. The website also discloses, in the Premium/Discount section, how frequently each Fund’s ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

Annual Shareholder Report | 27

Additional Information (Continued)

Renewal of the Management Agreements with respect to Strategy Shares Nasdaq 7HANDL™ Index ETF (the “7HANDL ETF”), Strategy Shares Newfound/ReSolve Robust Momentum ETF (the “Newfound/ ReSolve ETF”), and Strategy Shares Gold-Hedged Bond ETF (the “Gold ETF”) (each, a “Fund”)

At a meeting of the Board of Trustees (the “Board”) of Strategy Shares (the “Trust”) held on December 7, 2023, and continued on December 15, 2023, the Board, which then was composed solely of Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust, discussed the renewal of the management agreements between the Trust and Rational Advisors, Inc. (“Rational”) with respect to the Funds (each, a “Management Agreement”).

In connection with the Board’s consideration of the renewal of each Management Agreement, as required by Section 15(c) of the 1940 Act, the Board requested and received due diligence materials prepared by Rational (the “Rational 15(c) Response”) and considered the information presented at Board meetings throughout the year. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in evaluating each Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based upon a comprehensive evaluation and discussion of all the information provided for the Funds with respect to the approval of each Management Agreement and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his conclusions with respect to a Management Agreement.

Review of Rational 15(c) Response

Nature, Extent, and Quality of Services. The Board reviewed the nature, extent, and quality of the services that Rational provided to the Funds pursuant to the Management Agreements. The Board reviewed information concerning Rational’s resources, personnel, and business operations. The Board considered Rational’s oversight of each Fund’s investment strategies, including derivative risk management and fair valuation. The Board reviewed Rational’s Form ADV. The Board discussed the financial health of Rational and reviewed its balance sheet. The Board considered that MFund Services LLC, an affiliate of Rational, provides the Funds with certain management, legal administrative, and compliance services including providing the Trust’s Chief Compliance Officer. The Board reviewed the effectiveness of Rational’s compliance procedures, including its business continuity and cybersecurity programs.

Performance. The Board reviewed the performance of each Fund relative to its peer group, Morningstar category, and benchmark index for various periods ended September 30, 2023.

7HANDL ETF. The Fund outperformed its peer group, the Morningstar Moderately Conservative Allocation category, and the Bloomberg U.S. Aggregate Bond Total Return Index for the one- and five-year periods and since inception. The Fund underperformed the peer group but outperformed the Morningstar category for the three-year period, and in line with the Nasdaq 7HANDL Index (less annualized expenses) for all periods. Rational attributed the Fund’s performance to the underlying index’s leveraged exposure to a blended portfolio of stocks and bonds, which generated positive returns during the one-year period.

Newfound/ReSolve ETF. The Fund outperformed the Morningstar Tactical Allocation category, peer group, and S&P Target Risk Growth Index but underperformed the Morningstar Aggressive Allocation category for the three-year period. The Fund underperformed both Morningstar categories, the peer group, and S&P Target Risk Growth Index for the one-year period and since inception. The Fund’s performance was in line with the Newfound/ReSolve Robust Equity Momentum Index for all periods. Rational attributed the Fund’s performance during the one-year period to the underlying index’s failure to participate in the overall market recovery.

Gold ETF. The Fund outperformed the Morningstar Nontraditional Bond category and Bloomberg U.S. Corporate Total Return Index for the one-year period, underperformed the peer group for the one-year period, and underperformed the Morningstar category, peer group, and Bloomberg index since inception. The Fund performed in line with the Solactive Gold-Backed Bond Index (less annualized expenses) for both periods. Rational attributed the Fund’s performance the underlying index’s poor performance from both bonds and gold.

28 | Annual Shareholder Report

Additional Information (Continued)

Fees and Expenses. The Board reviewed the advisory fees and the net expenses for each Fund compared to its peer group and Morningstar category.

7HANDL ETF. The Fund’s advisory fee was higher than the median and average fees for the peer group and Morningstar Moderately Conservative Allocation category, but within the range of advisory fees for both. The Fund’s net expenses were equal to the highest net expenses the peer group and Morningstar category.

Newfound/ReSolve ETF. The Fund’s advisory fee was lower than the median and average fees for the peer group, the Morningstar Aggressive Allocation category, and the Morningstar Tactical Allocation category. The Fund’s net expenses were lower than the median and average net expenses for the peer group and the Morningstar Tactical Allocation category, and higher than the median and average of, but within the range of, net expenses for the Morningstar Moderately Aggressive Allocation category.

Gold ETF. The Fund’s unitary fee was higher than the median and average advisory fee, but within the range of advisory fees, for the peer group and Morningstar Nontraditional Bond category. The Fund’s unitary fee was lower than the median and average net expense ratios of the peer group and Morningstar category.

Profitability. A profitability analysis from Rational demonstrated that Rational realized a profit in connection with its management of the 7HANDL ETF and Newfound/ReSolve ETF and operated at a loss in connection with its management of the GOLD ETF.

“Fall-out” Benefits. The Board considered fall-out benefits that Rational received from its relationship with the Funds, including the fact that the Funds utilize affiliates to provide certain services.

Economies of Scale. The Board considered whether Rational was sharing economies of scale with the Funds. The Board determined to revisit the matter of economies of scale as each Fund’s assets increased.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the Management Agreements. In connection with its deliberations, the Board reviewed materials prepared by Rational and considered information presented at Board meetings throughout the year. Having requested, reviewed, and discussed in depth such information from Rational as the Board believed to be reasonably necessary to evaluate the terms of the Agreements, and as assisted by the advice of counsel, the Board concluded the renewal of the Agreements was in the best interest of each Fund and its shareholders.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 29

Board of Trustees & Trust Officers (Unaudited)

The following tables provide information about the Board and the senior officers of the Trust. The Board is composed of three Trustees, two of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee” and collectively, the “Independent Trustees”). Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee is provided below and includes each person’s: name, address, year of birth, present position(s) held with the Trust, and principal occupations for the past five years. Unless otherwise noted, the business address of each person listed below is c/o Strategy Shares, 36 North New York Avenue, Huntington, NY 11743. Unless otherwise noted, each officer is elected annually by the Board. Each Trustee and several officers also serve in the same capacity for Mutual Fund and Variable Insurance Trust, an open-end investment company whose series are managed by the Advisor. Collectively, the Trust, Mutual Fund and Variable Insurance Trust, and Mutual Fund Series Trust constitute the “Fund Complex.”

Independent Trustees Background

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Tobias Caldwell Year of Birth: 1967	Chairman of the Board and Trustee	Since 2016	Manager, Genovese Family Enterprises, LLC (and affiliates, family office) 1999-present, Managing Member, Bear Properties, LLC (real estate firm) (2006-present).	48	Chairman of the Board, Mutual Fund and Variable Insurance Trust since 2016; Lead independent Trustee and Chairman of Audit Committee, Mutual Fund Series Trust since 2006; Trustee of IDX Funds Trust (formerly, M3Sixty Funds Trust) since 2016; Chairman of the Board, Catalyst Strategic Income Opportunities Fund since April 2024; Chairman of the Board of AlphaCentric Prime Meridian Income Fund from 2018 to August 2023.
Stephen P. Lachenauer Year of Birth: 1967	Trustee and Chair of the Audit, Risk and Compliance, and Investment Committees	Trustee and Chair of Audit, Risk and Compliance Committees since 2016 Chair of Investment Committee since November 2020	Attorney, private practice since 2010.	48	Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee and Chair of the Audit and Risk and Compliance Committees from 2018 to 2023, and Chair of the Investment Committee from 2020 to 2023, AlphaCentric Prime Meridian Income Fund; Trustee, Mutual Fund Series Trust since April 2022; Trustee and Chairman of the Audit Committee, Catalyst Strategic Income Opportunities Fund since April 2024.

*	The term of office of each Trustee is indefinite.

30 | Annual Shareholder Report

Board of Trustees & Trust Officers (Unaudited) (Continued)

Interested Trustee Background

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald McIntosh** Year of Birth: 1967	Trustee	Since 2016	Internal Audit Supervisor, Santander Bank, since 2021; Commercial Banking Business Control Officer, Santander Bank, 2017-2021.	14	Trustee, Mutual Fund and Variable Insurance Trust since 2016; Trustee, AlphaCentric Prime Meridian Income Fund 2018 to 2023.

*	The term of office of each Trustee is indefinite.

**	Mr. McIntosh is considered an interested person of the Trust by reason of a financial connection between certain of his family members and management personnel of the Advisor.

Officers*

Name, Address and Year of Birth	Position(s) Held with Trust	Term and Length Served	Principal Occupation(s) During Past 5 Years
Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 2022	Vice President of the Trust, 2018-2021; Chief Operating Officer (“COO”), Catalyst Capital Advisors LLC and Rational Advisors, Inc. since 2017; Portfolio Manager, Catalyst Capital Advisors LLC, 2013 – May 2021; President, MFund Distributors LLC since January 2020; COO, Catalyst International Advisors LLC, since 2019; COO, Insights Media LLC since 2019; COO, MFund Management LLC since 2019; COO, AlphaCentric Advisors LLC since January 2021; Portfolio Manager, Rational Advisors, Inc., 2016–2018.
Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 2022	Investment Operations Manager, MFund Management LLC since 2022; Investment Operations Analyst, MFund Management LLC, 2020–2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 2016–2019.
James Szilagyi Year of Birth: 1963	Treasurer	Since 2016	Product Manager, Rational Advisors, Inc.
Frederick J. Schmidt Year of Birth: 1959	Chief Compliance Officer	Since 2016	Director of Compliance Services, MFund Services LLC since 2015.
Jennifer A. Bailey Year of Birth: 1968	Secretary	Since 2016	Director of Legal Services, MFund Services LLC since 2012.

*	Officers do not receive any compensation from the Trust.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, up on request. You may call toll-free at 855-477-3837 to request a copy of the SAI or to make shareholder inquiries.

Annual Shareholder Report | 31

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-855-HSS-ETFS or 1-855-477-3837 or at www.strategysharesetfs.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-PORT. These filings are available on the SEC’s website at www.sec.gov. You may also access this information at www.strategysharesetfs.com by selecting Form N-PORT.

Rational Advisors, Inc. is the investment advisor of the Funds. Rational Advisors, Inc. maintains corporate records of the Funds. Foreside Fund Services, LLC is the principal underwriter and distributor of each Fund’s shares.

Exchange-traded funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U. S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in exchange-traded funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

Strategy Shares	Strategy Shares	Strategy Shares
Gold-Hedged Bond ETF	Nasdaq 7HANDL™ Index ETF	Newfound/ReSolve Robust Momentum ETF
GOLY (formerly GLDB)	(HNDL)	(ROMO)

Cusip 86280R878	Cusip 86280R506	Cusip 86280R886

Strategy Shares Shareholder Services: 1-855-477-3837

Annual Shareholder Report

Day Hagan/Ned Davis Research Smart Sector ETF (SSUS)

Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI)

Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU)

APRIL 30, 2024

You may elect to receive all shareholder reports in paper free of charge. You can contact your financial intermediary to request that you receive paper copies of your reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

 [THIS PAGE INTENTIONALLY LEFT BLANK]

Day Hagan/Ned Davis Research Smart Sector ETF (SSUS) (Unaudited)	April 30, 2024

Management Discussion of Fund Performance

Dear Shareholder:

The Fund is actively managed using proprietary, quantitative investment models. The Fund is considered a “fund of funds” that, under normal market conditions, seeks to achieve its investment objective by principally investing in unaffiliated equity exchange-traded funds (“ETFs”) that track the performance of the individual sectors (“Sectors”) of the S&P 500 Index (“Index”).

The Fund will attempt to enhance returns relative to the Index by overweighting and underweighting its exposure to the Sectors relative to the Index. It may also reduce its overall exposure to ETFs as determined by its risk management model.

The Fund utilizes the quantitative, individualized sector models to determine its allocation to each Sector. The models combine sector-specific price-based, economic, fundamental, and behavioral indicators to form composites for each Sector. By combining multiple and diverse indicators, which historically have been shown to add value to Sector allocation decisions, the model seeks to objectively assess the weight of the evidence and generate sector allocation recommendations.

For the one-year period ending April 30, 2024, the Smart Sector ETF (SSUS) was up 11.23% at Net Asset Value (11.30% at Market Value) versus the S&P 500 Total Return Index, up 22.66%. Since its inception on 1-16-2020, SSUS is up 10.27% at NAV annualized (10.26% at Market Value) vs. 12.01% for the S&P 500 Total Return Index. Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than quoted. For the most recent month-end performance, call Art Day at (800)594-7930 or (941)330-1702.

Although the Fund outperformed its benchmark from inception through October 2023, it has underperformed over the past year primarily due to its risk management model generating a sell signal on October 31, 2023, and the portfolio subsequently raising approximately 50% cash. There were several valid reasons for caution at the time:

●	Credit spreads were starting to widen as investors priced in potential financial dislocations.

●	Composite model components evaluating the monetary backdrop and the tape turned bearish.

●	The percentage of stocks above their 200-day moving averages broke below their early October lows and were closing in on an 11-month low.

●	The small-cap Russell 2000 Index broke below levels seen in the wake of the regional banking crisis to hit a one-year low.

●	Although inflation seemed unlikely to spike back to its highs, the likelihood that it would remain elevated was gaining traction, along with investors’ recognition that it would likely keep the Fed higher for longer.

●	Although sentiment was no longer optimistic, it had not reached the extreme pessimism that historically accompanied major market lows.

Following the October 31, 2023 sell signal, Fed Chairman Jerome Powell, in a post-FOMC meeting update, declared that the Fed was leaning toward cutting the Fed funds rate and potentially curtailing a portion of the balance sheet reduction activities. Even though this proved to be false over the next several months (and as of this writing), the markets reacted extremely positively in hopes that Fed cuts were coming, with the S&P 500 up 8.4% from October 31, 2023 through November 20, 2023, when the equity allocation was increased by 25% to 75% invested. The S&P 500 then increased another 4.6% through December 22, 2023, when the final 25% of exposure was added. Our cash holdings during these periods negatively impacted performance.

Annual Shareholder Report | 1

Day Hagan/Ned Davis Research Smart Sector ETF (SSUS) (Unaudited) (Continued)

Following are observations from each of the past 12 months:

April 2023

The flight-to-safety trade in the days after the Silicon Valley Bank failure was to companies with strong cash flows that are unlikely to have to tap the capital markets in the next few years. The move was most apparent in the mega-cap FANMAG stocks. As a result, the Information Technology and Communication Services sectors posted double-digit gains, while Financials was the weakest sector. Entering April, the sector model overweighted value areas such as energy and financials and growth sectors such as information technology and communication services. Interest-rate-sensitive sectors such as Consumer Staples, Real Estate, and Utilities improved in allocation and moved to slightly above the benchmark weight. Consumer Discretionary dropped in allocation, joining Industrials and Health Care at underweight.

May 2023

The S&P 500 rallied for the second month in a row and was up about 1.6% on a total return basis for the month. Breadth remained strong—eight of the 11 S&P 500 sectors registered positive returns in the month of April. Leadership was overwhelmingly defensive, with Consumer Staples, Health Care, and Utilities all outperforming the S&P 500 in April. Entering May, the sector model was overweight defensive sectors such as Health Care, Utilities, and Energy. Information Technology dropped to market weight. All other sectors were underweighted, with significant drops in allocation to Real Estate and Financials.

June 2023

The S&P 500 gained for a third month in a row, but returns moderated to less than 0.5% for the month. Breadth weakened substantially—only three of the 11 S&P 500 sectors registered positive returns in the month of May. Performance was led by cyclical Growth sectors—Technology, Communication Services, and Consumer Discretionary all outperformed the S&P 500. One of the side effects of the mega-cap-led growth rebound this year was a rise in concentration at the top of the S&P 500. The five largest stocks— Microsoft, Apple, Alphabet, Amazon, and NVIDIA—represented 23.8% of the index’s market cap, just off the nearly 50-year record set in April 2022. The sector model moved more cyclical during the month. Entering June, the sector model was overweight cyclical Growth sectors such as Information Technology, Communication Services, Consumer Discretionary, and Utilities. Industrials moved to benchmark weight. All other sectors were underweighted, with significant drops in allocation to Health Care and Financials.

July 2023

The S&P 500 gained for the fourth month in a row, closing out the second quarter with an impressive return of over 6.5%. Breadth improved significantly—all 11 S&P 500 sectors registered positive returns in the month of June. Performance was led by cyclical sectors—Consumer Discretionary, Industrials, and Materials—all three posted double-digit returns. This was the most lopsided start to a bull market on record. Technology was responsible for over half of the initial 20% gain from the October low, the highest contribution for a single sector on record. Adding in the contributions from Consumer Discretionary and Communication Services, the three Growth sectors combined to make up nearly three- quarters of the gains from the bottom. The sector model began to shift toward a mix of cyclical and defensive leadership during the month.

August 2023

The S&P 500 gained 3% in July, up for the fifth month in a row. Breadth remained solid—all 11 S&P 500 sectors posted positive returns in July. Performance was led by cyclical Value sectors—Energy, Financials, and Materials—as well as Communication Services. The sector model remained with a mix of cyclical and defensive leadership during the month.

2 | Annual Shareholder Report

Day Hagan/Ned Davis Research Smart Sector ETF (SSUS) (Unaudited) (Continued)

September 2023

The S&P 500 Total Return Index declined about 1.6% in August, breaking its five-month winning streak. Breadth weakened sharply — 10 of the 11 S&P 500 sectors posted negative returns in the month of August. Cyclical Value sectors such as Financials, Materials, and Industrials reversed course in August and underperformed the broad market. Only Energy had positive gains. The spike in bond yields coincided with the pullback in the S&P 500 Total Return Index after a two-month surge of 10%. However, the jump in yields had not been violent enough to derail the stock market by historical standards. The risk of a policy mistake in late 2023 or early 2024 remained on the table. The sector model maintained a mix of cyclical and defensive leadership during the month.

October 2023

For the second month in a row, the S&P 500 declined in September, dropping 4.8%. Breadth remained weak—10 of the 11 S&P 500 sectors posted negative returns for the month—Energy was the only sector with positive gains. Sectors inversely correlated to a rising 10-year yield—Real Estate, Tech, Consumer Discretionary, and Utilities—underperformed the most. The S&P 500 Index had fallen below previous support at the August 2022 highs. On the one hand, the pullback occurred during a seasonally weak time of the year, suggesting that the stage was being set for a year-end rally. On the other hand, the breakdown coincided with a breakout in bond yields across the Treasury curve. Investors may have been belatedly taking the Fed’s higher-for-longer rhetoric seriously just as economic data slows, arguing for more than a seasonal pause. In reviewing our indicators, we came to three conclusions. First, technical damage had triggered negative signals from some trend and breadth indicators. Second, sentiment was approaching extremely pessimistic levels, suggesting that a year-end rally is not off the table. Third, macro conditions and long-term technicals left open the possibility that the market was going through a topping process that could carry into 2024.

November 2023

For the third month in a row, the S&P 500 Total Return Index declined in October, dropping about 2.1%. Breadth remained weak—10 of the 11 S&P 500 sectors posted negative returns for the month—and only Utilities had modest positive gains. Despite elevated oil prices, the Energy sector went from the top performer in September to the worst in October. As the stock market pulled back in the third quarter, short-term breadth gauges deteriorated—that is the nature of technical indicators. Technical indicator deterioration does not occur in a vacuum. Macro conditions appeared less favorable heading into 2024. With the backup in yields, investors appeared, again, to be accepting the Fed’s position on rates being “higher for longer.”

In response to the Risk Management Model’s sell signal, each of the sector allocations was reduced by approximately 50%, with the proceeds placed into the SPDR Bloomberg 1-3 Month T-Bill ETF (which had a 30-day SEC yield of 5.25%). The sector model remained with a mix of cyclical and defensive leadership during the month.

December 2023

The Risk Management Model combines time-tested, objective indicators designed to identify high-risk periods for the equity market. On November 20, we increased equity exposure by 25% due to the model moving above 45% for two consecutive days, putting current equity exposure at 75%. At the time, we noted that many of our shorter-term measures of sentiment and overbought conditions had moved to levels denoting excess risk for the near term. Those models and indicators had not yet pulled back, indicating that the market was still consolidating in advance of the next trend, whether it was a resumption of the upside or a reversal lower. The sector model moved to a more cyclical bias during the month.

January 2024

The S&P 500 Total Return Index finished 2023 with a bang, gaining about 4.5% and pushing the yearly return to about 26%. Breadth remained strong, with 10 of 11 S&P 500 sectors posting positive monthly price gains—only Energy was down modestly. The 10-year Treasury yield continued to decline and helped drive strong returns from Real Estate, Industrials, Consumer Discretionary, and Financials. The 10-year Treasury yield, which had risen above 5% in October, dropped to less than 4% in December.

Annual Shareholder Report | 3

Day Hagan/Ned Davis Research Smart Sector ETF (SSUS) (Unaudited) (Continued)

February 2024

The S&P 500 Total Return Index’s end- of-year momentum carried into 2024, with a gain of about 1.7% in January. Breadth deteriorated, with 6 of 11 S&P 500 sectors posting positive monthly price gains. Several of the “Magnificent Seven” (Apple, Microsoft, Alphabet, Amazon, Nvidia, Meta Platforms, and Tesla) continued their strong gains, which led to Communication Services and Information Technology being the top two best-performing sectors for the month. The sector model remained with a cyclical bias during the month, but there were some changes. Entering February, Financials and Communication Services improved and joined Information Technology and Health Care at overweight. Consumer Discretionary, Consumer Staples, Energy, and Real Estate were Neutral. Materials, Industrials, and Utilities were underweight.

March 2024

Leadership has been more defensive in the run-up to presidential elections. However, in March, the sector model remained with a cyclical bias. Entering March, Information Technology and Financials were overweight. Industrials, Health Care, Consumer Discretionary, Consumer Staples, Energy, and Real Estate were neutral. Materials, Communication Services, and Utilities were underweight.

April 2024

The S&P 500 Total Return Index continued its positive momentum into March with a gain of about 3.2%. Breadth remained bullish— 10 of the 11 S&P 500 sectors posted positive monthly price gains. Energy was the standout, with a double-digit gain, while Consumer Discretionary was basically flat.

All in all, for Q1 2024, the U.S. economy has been experiencing strong growth and low inflation, a Goldilocks environment that has historically been the most bullish scenario for the S&P 500. The Fed is openly trying to engineer a soft landing, which could put the economy in the slow growth/low inflation scenario. Fed officials risk overheating the economy if they ease too much, but if they stay too tight, they could trigger a recession like in 2001 and 2007. For the S&P 500, a downshift to slower growth but still-low inflation (a soft landing in Fed-speak) has historically coincided with slightly above-average returns.

As of April 30, 2024, the U.S. macroeconomic backdrop remains constructive, with positive economic growth, diminishing odds of a recession, and strong employment. However, we do have concerns that inflation pressures may reignite based on our view that investor liquidity is still robust and several price measures and select commodity sectors are showing signs of strength.

Since 1972, during periods of increasing economic growth accompanied by disinflation, the S&P 500 has gained an average annual return of 28.8%. During periods of increasing economic growth and a neutral inflation outlook, the annualized return falls to 16.8%— but it is still quite good. In contrast, during periods of contracting economic growth and disinflation (prices falling as economic growth falters), stocks declined at a-15.07% annualized rate. Hence, our focus on the expected path for economic activity and inflation. The latest readings from the models show that the U.S. economy is still on a moderate growth track, and inflation trends are moderately disinflationary.

Sincerely,

Donald L. Hagan, CFA

Portfolio Manager

Day Hagan/Ned Davis Research Smart Sector ETF

4 | Annual Shareholder Report

Day Hagan/Ned Davis Research Smart Sector ETF (SSUS) (Unaudited) (Continued)

IMPORTANT INFORMATION: All investments involve risk, including loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for specific details regarding investment objectives, risks, performance and other important information. Review this information carefully before you make any investment decision.

The views and opinions expressed in management’s discussion of Fund performance are those of Day Hagan Asset Management and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Day Hagan Asset Management makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The S&P 500 Index is a capitalization-weighted, composite index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 2000 Index is an index comprised of the 2,000 smallest companies on the Russell 3000 list and offers investors access to small-cap companies. It is a widely recognized indicator of small capitalization company performance.

Cash flows represent the movement of money into and out of a business, tracking income from operations, investments, and financing activities to assess financial health and liquidity.

FANMAG stocks refer to six major technology companies: Facebook (Meta), Amazon, Netflix, Microsoft, Apple, and Google (Alphabet), known for their significant influence on market trends and innovation.

A basis point (bps) is one hundredth of one percentage point. One basis point = 0.01%.

Holdings are subject to change. Please see a complete list of holdings in the Portfolio of Investments Summary Table in this Annual Report.

Must be preceded or accompanied by a prospectus.

All investments involve risk, including loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for specific details regarding investment objectives, risks, performance, and other important information. Review this information carefully before you make any investment decision. Investors cannot invest directly in an index, and unmanaged index returns do not reflect any fees, expenses or sales charges.

ETFs are subject to specific risks, depending on the nature of the underlying strategy of the fund. These risks could include liquidity risk and sector risk as well as risks associated with fixed income securities, real estate investments and commodities, to name a few. Investments in underlying funds that own small and mid-capitalization companies may be more vulnerable than larger, more established organizations. Increased portfolio turnover may result in higher brokerage commissions, dealer markups and other transaction costs and may result in taxable capital gains.

In general, the price of a fixed income security falls when interest rates rise. Adverse changes in currency exchange rates may erode or reverse any potential gains from the fund’s investments. Investments in foreign securities could subject the fund to greater risks, including currency fluctuation, economic conditions, and different governmental and accounting standards. In addition to the risks generally associated with investing in securities pf foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

The Fund is distributed by Foreside Fund Services, LLC.

Annual Shareholder Report | 5

Day Hagan/Ned Davis Research Smart Sector ETF (SSUS) (Unaudited) (Continued)

Investment Objective

Day Hagan/Ned Davis Research Smart Sector ETF seeks long-term capital appreciation and preservation of capital.

Fund Performance (as of 4/30/24)

	Average Annual Total Returns		Expense Ratios(a)
	One Year	Inception(b)	Gross	Net
Day Hagan/Ned Davis Research Smart Sector ETF - Total Return (at Net Asset Value)(c)	11.23%	10.27%	0.79%	0.79%
Day Hagan/Ned Davis Research Smart Sector ETF - Total Return (at Market Value)(d)	11.30%	10.26%	0.79%	0.79%
S&P 500 Index(e)	22.66%	12.01%	N/A	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results.. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.. The performance data quoted represent past performance and current returns may be lower or higher.. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower.. To obtain performance information current to the most recent month-end, please call 800-594-7930 or visit http://dhfunds..com/

*	The chart represents historical performance of a hypothetical investment of $10,000 in Day Hagan/Ned Davis Research Smart Sector ETF and represents the reinvestment of dividends and capital gains in the Fund.

(a)	The expense ratio reflect the expense ratios as reported in the Fund’s Prospectus dated September 1, 2023. Additional information pertaining to the Fund’s expense ratio as of April 30, 2024 can be found in the Financial Highlights.

(b)	Commencement of operations: January 16, 2020.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at market value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from the Fund’s listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	The S&P 500 Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and covers approximately 80% of available market capitalization. An investor cannot invest directly in an index.

6 | Annual Shareholder Report

Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI) (Unaudited)	April 30, 2024

Management Discussion of Fund Performance

Dear Shareholder:

The Fund is actively managed using proprietary, quantitative investment models. The Fund is considered a “fund of funds” that, under normal market conditions, seeks to achieve its investment objective by principally investing in unaffiliated fixed-income exchange-traded funds (“ETFs”) that invest in fixed-income categories (“Underlying Funds”). The fixed-income categories to which the Fund may seek exposure through the Underlying Funds are U.S. investment grade corporate, U.S. long-term treasury, U.S. mortgage-backed securities, international investment grade bonds, U.S. treasury inflation-protected securities, U.S. high yield bonds, emerging market bonds, and U.S. floating rate notes (each a “Category” and collectively the “Categories”).

The Fund utilizes asset-specific investment models to determine its allocation to each Category. By combining multiple and diverse indicators, which historically have been shown to add value to Category allocation decisions, the model seeks to objectively assess the weight of the evidence and generate Category allocation recommendations.

The risk management aspect of the Fund’s Fixed Income Model, which is also used in other Smart Sector® ETFs, defines the Fund’s overall cash allocation. By taking the weight of the evidence of technical, monetary, economic, valuation, and sentiment indicators, the model measures the potential risk level that certain categories of the fixed-income market may face. When the model triggers a sell, cash is raised by reducing the Fixed Income Model allocations to the U.S. floating rate, U.S. investment grade, U.S. high yield, and emerging market bond categories by half. Analysis shows that these fixed-income categories have high correlations to equity markets.

For the one-year period ending April 30, 2024, the Smart Sector Fixed Income ETF (SSFI) was down 1.55% at Net Asset Value (-1.60% at Market Value), versus the Bloomberg U.S. Aggregate Bond Index down -1.47%. Since its inception on 9-28-2021, SSFI is down -4.22% at annualized Net Asset Value (-4.22 at annualized Market Value) vs. -4.45% for the Bloomberg U.S. Aggregate Bond Index. Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than quoted. For the most recent month-end performance, call Art Day at (800)594-7930 or (941)330-1702.

The Fund’s minor outperformance relative to its benchmark since inception was hampered primarily due to its risk management model generating a sell signal on October 31, 2023, and the portfolio subsequently raising cash in those credit sectors most correlated with equities. There were several valid reasons for caution at the time:

●	Credit spreads were starting to widen as investors priced in potential financial dislocations.

●	Composite model components evaluating the monetary backdrop and the tape turned bearish.

●	The percentage of stocks above their 200-day moving averages broke below their early October lows and were closing in on an 11-month low.

●	The small-cap Russell 2000 Index broke below levels seen in the wake of the regional banking crisis to hit a one-year low.

●	Although inflation seemed unlikely to spike back to its highs, the likelihood that it would remain elevated was gaining traction, along with investors’ recognition that it would likely keep the Fed higher for longer.

●	Although sentiment was no longer optimistic, it had not reached the extreme pessimism that historically accompanies major market lows.

Following the October 31, 2023 Risk Management Model sell signal, Fed Chairman Jerome Powell, in a post-FOMC meeting update, declared that the Fed was leaning toward cutting the Fed funds rate and potentially curtailing a portion of the balance sheet reduction activities. Even though this proved to be false over the next several months (and as of this writing), the markets reacted extremely positively in hopes that Fed cuts were coming. Equities and assets with high correlation to equities did very well. On November 20, 2023, the overall allocation was increased and then increased again on December 22, 2023, when the final exposure was added. Our cash holdings during these periods negatively impacted performance.

Annual Shareholder Report | 7

Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI) (Unaudited) (Continued)

The following are observations from the past year.

April 2023

After about a 2.5% drop in February, the Bloomberg U.S. Aggregate Bond Total Return Index gained over 2.5% in March. The index had been positive for six of the past 12 months. After March’s liquidity backstop by the Swiss National Bank for Credit Suisse and the $30 billion capital injection into First Republic by a consortium of U.S. banks, it looked like authorities had successfully ringfenced the banking problems. Market participants were starting to price in a reversal of the tightening cycle. The decline in rates across the curve impacted fixed -income sector leadership and the trend in the U.S. Dollar. Entering April, the fixed income allocation strategy was overweight International Bond, U.S. Long-Term Treasury, TIPS, U.S. Investment Grade, and Floating Rate Notes. The U.S. Corporate, U.S. High Yield, and Emerging Market Bond sectors were underweight.

May 2023

Although we witnessed one of the most aggressive Fed tightening cycles in history, we never started out in such a deep hole in terms of the real Fed funds rate. The Fed hoped inflation would come down to allow the real Fed funds rate to rise above 1.5% and that nothing else would break. Looking at history, yields typically fall, and the yield curve steepens after the end of the tightening cycle. This would have implications for fixed -income sector leadership. Unlike the stock market, investors shifted allocations to riskier fixed-income sectors during April. Entering May, we had full exposure to U.S. Treasury, U.S. Mortgage-Backed Securities, U.S. Corporates, International Investment Grade Bonds, and U.S. Short-Term Bonds.

June 2023

The Bloomberg U.S. Aggregate Bond Total Return Index declined about 1% in May. Returns had been positive for five of the past 12 months. Breadth had been weak—six of the nine fixed -income sectors we track had negative returns in May. While 10-year yields had been in a trading range since fall of 2022, in the month of May, yields had a significant backup. There were several factors that contributed to the rise, including the debt ceiling, Fed speakers, and supply. Entering June, the fixed income allocation strategy was overweight International Investment Grade, U.S. mortgage-backed, Emerging Market Debt, and U.S. Long -Term Treasury. We were neutral on Short-Term Bonds. We were underweight Floating Rate Notes, U.S. Corporates, U.S. High Yield, and TIPS.

July 2023

Fixed-income markets were viewed to likely chop around in the second half of 2023. Short- term yields were being pushed up by continued tightening by central banks in the developed markets. Longer-term yields were being pulled down by slower growth and cooling inflation expected later that year. After pausing their tightening cycles earlier in the year, the Reserve Bank of Australia and the Bank of Canada resumed their rate hikes as inflation remained sticky. Entering July, the fixed income allocation strategy had very small changes in sector allocations.

August 2023

As widely expected, the Fed raised the target for the Fed Funds rate by 25 basis points in July to a range of 5.25% to 5.50%, the highest since March 2001. The Fed had raised rates 525 basis points since March 2022, making it the fastest hiking cycle ever. The Fed also maintained its tightening bias and was keeping its options open with respect to another rate hike to underscore its commitment to fighting inflation. Entering August, the fixed income allocation strategy had a moderate risk-on message. The model was overweight U.S. High-Yield Bonds, U.S. Long-Term Treasurys, Emerging Market Bonds, and International Investment Grade Corporates.

8 | Annual Shareholder Report

Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI) (Unaudited) (Continued)

September 2023

Bond yields moved a long way in a short period of time. Ten-year Treasury yields backed up 100 basis points (bp) from the April lows. Nearly all of the rise was due to higher real yields, which rose as the “soft landing” narrative gained traction. An increase in the supply of Treasurys also likely contributed to higher real yields. The market seemed surprised by the amount of issuance announced earlier in August. At the Jackson Hole address, Fed Chairman Powell noted that the outlook for economic growth and inflation remained shrouded in uncertainty. Entering September, the fixed income allocation strategy remained with a risk-on message and suggested no rebalancing from the month prior.

October 2023

Sticky inflation, rising oil prices, and tight labor markets pushed yields higher all summer. Economic growth was likely to slow in Q4 and in 2024 (due to student loan repayments, strikes, etc.), labor markets cooling and getting back into balance, and impacts from credit tightening were likely to be increasingly felt. As a result, entering October, the fixed income allocation strategy rebalanced and favored mixed leadership. The model was overweight U.S. Treasury (10-20 years), International Investment Grade, and U.S. High Yield. Emerging Market bonds were downgraded to market-weight, joining U.S. Corporates and U.S. Mortgage-Backed Securities. The model was underweight U.S. Floating Rate Notes and U.S. Treasury Inflation-Protected Securities.

November 2023

Entering November, the fixed income allocation strategy continued to favor mixed leadership. The model was overweight U.S. Long-Term Treasurys, International Investment Grade, and U.S. Treasury Inflation-Protected Securities. The model was underweight U.S. Floating Rate Notes, U.S. Investment Grade Corporate, and U.S. Mortgage -Backed Securities. Note that the positions in U.S. High Yield, Emerging Markets, U.S. Investment Grade, and Floating Rate Notes were reduced due to the October risk management model sell signal. The proceeds were placed into the SPDR Bloomberg 1-3 Month T-Bill ETF (which currently has a 30-day SEC yield of 5.25%).

December 2023

After being down for six months in a row, the Bloomberg U.S. Aggregate Bond Total Return Index rebounded and gained 4.5% in November. Breadth improved sharply—all nine fixed-income sectors we track had positive returns in November—U.S. Long-Term Treasurys rebounded nearly 10%. After 10-year yields topped 5.00% and became good values, yields sharply reversed on slowing growth, cooling inflation, and a Fed that is viewed as finished hiking rates. Historically, bonds have performed well after the last rate hike, and the Fed has maintained a tightening bias. Entering December, the fixed income allocation strategy shifted to risk-on leadership. The model was relatively overweight: U.S. High-Yield, Long-Term Treasurys, Short-Term TIPS, U.S. Investment Grade Corporates, International Investment Grade, and Emerging Market Bonds. All allocations are relative to the cash-adjusted benchmark, Core U.S. Aggregate Bonds.

January 2024

The index rebounded further and gained 3.8% in December. Breadth was strong. The market was tracking and expecting a rate cut in March. Entering January, the fixed income allocation strategy shifted to risk-on leadership. The model was relatively overweight in U.S. High-Yield, Long-Term Treasurys, Short-Term TIPS, U.S. Investment-Grade Corporates, International Investment-Grade, and Emerging-Market Bonds. The model was relatively underweight in U.S. Mortgage-Backed Securities and U.S. Investment-Grade Corporations.

Annual Shareholder Report | 9

Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI) (Unaudited) (Continued)

February 2024

After the strong performance by the Bloomberg U.S. Aggregate Bond Total Return Index in November and December, the index dropped modestly in January (-0.275%). In January, central bankers and economic data pushed back on market expectations of early rate cuts. In the U.S., better-than-expected data on retail sales, consumer sentiment, unemployment claims, and comments from several Fed officials ran counter to a March rate cut nearly fully priced in before the Martin Luther King, Jr. holiday. As a result, markets unwound their Powell pivot rally. Entering February, the fixed income allocation strategy continued to favor risk-on leadership but did rebalance.

March 2024

After the strong performance by the Bloomberg U.S. Aggregate Bond Total Return Index at year-end 2023, the index dropped for the second consecutive month in 2024, down about -1.4% in February. Entering March, the fixed income allocation strategy continued to favor risk-on leadership but did not rebalance.

April 2024

After a weak February, the Bloomberg U.S. Aggregate Bond Total Return Index rebounded in March. Breadth improved sharply. In Q1 2024, stocks beat bonds by 11.3% on a total return basis, the most in Q1 since 2012. History’s message for the rest of 2024 is positive for stocks on an absolute basis and relative to bonds, albeit at a slower rate than Q1’s torrid pace. Entering April, the fixed income allocation strategy continued to favor risk-on leadership but did not rebalance.

In the fourth quarter, the U.S. witnessed a notable surge in economic growth, surpassing earlier forecasts, with the real Gross Domestic Product (GDP) climbing at a robust 3.4% annualized rate. Although there were upward adjustments in consumer spending, business investments, and government expenditures, these gains were somewhat balanced by reductions in inventories and net exports. However, when excluding inventories and net exports, real final sales to domestic purchasers surged by 3.5% annually, indicating a sturdy domestic demand.

This positive trajectory suggests a continuation of growth in the foreseeable future, reinforced by a decline in the likelihood of a recession, according to our model. In conjunction with ongoing governmental backing, the injection of fiscal stimulus, surpassing $5 trillion during the pandemic crisis, has played a pivotal role in sustaining economic expansion while simultaneously propelling inflation.

Despite the Federal Reserve’s efforts to counter inflation by raising rates from March 2022 through July 2023, the economy exhibited growth beyond its potential in the latter half of 2023. With inflation persistently hovering above the 2% mark, there’s apprehension that any potential easing by the Fed might risk overheating the economy, particularly given the continued support from fiscal policies like the Infrastructure Investment and Jobs Act. While historically supportive for equity markets, such policies could exacerbate inflation if they drive growth beyond the economy’s capacity. Thus, a delicate balancing act between economic expansion and inflation management remains imperative moving forward.

Sincerely,

Donald L. Hagan, CFA

Portfolio Manager

Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF

10 | Annual Shareholder Report

Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI) (Unaudited) (Continued)

IMPORTANT INFORMATION: All investments involve risk, including loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for specific details regarding investment objectives, risks, performance and other important information. Review this information carefully before you make any investment decision.

The views and opinions expressed in management’s discussion of Fund performance are those of Day Hagan Asset Management and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Day Hagan Asset Management makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The Russell 2000 Index is an index comprised of the 2,000 smallest companies on the Russell 3000 list and offers investors access to small-cap companies. It is a widely recognized indicator of small capitalization company performance.

The Bloomberg U.S. Aggregate Bond Index is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. The index tracks investment grade corporate debt, government debt, mortgage-backed securities (MBS) and asset -backed securities (ABS) to simulate the universe of investable bonds that are rated investment grade or higher, have an outstanding par value of at least $100 million, and have at least one year until maturity.

A basis point (bps) is one hundredth of one percentage point. One basis point = 0.01%.

Must be preceded or accompanied by a prospectus.

All investments involve risk, including loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for specific details regarding investment objectives, risks, performance, and other important information. Review this information carefully before you make any investment decision. Investors cannot invest directly in an index, and unmanaged index returns do not reflect any fees, expenses, or sales charges.

The value of fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

The Fund is distributed by Foreside Fund Services, LLC.

Annual Shareholder Report | 11

Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI) (Unaudited) (Continued)

Investment Objective

Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF investment objective is total return, consisting of income and capital appreciation.

Fund Performance (as of 4/30/24)

	Average Annual Total Returns		Expense Ratios(a)
	One Year	Inception(b)	Gross	Net
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF - Total Return (at Net Asset Value)(c)	-1.55%	-4.22%	0.81%	0.81%
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF - Total Return (at Market Value)(d)	-1.60%	-4.22%	0.81%	0.81%
Bloomberg U.S. Aggregate Bond Index(e)	-1.47%	-4.45%	N/A	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results.. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.. The performance data quoted represent past performance and current returns may be lower or higher.. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower.. To obtain performance information current to the most recent month-end, please call 800-594-7930 or visit http://dhfunds..com/

*	The chart represents historical performance of a hypothetical investment of $10,000 in Day Hagan/Ned Davis Research Smart Sector Fixed Income and represents the income and capital appreciation in the Fund.

(a)	The expense ratio reflect the expense ratios as reported in the Fund’s Prospectus dated September 1, 2023. Additional information pertaining to the Fund’s expense ratio as of April 30, 2024 can be found in the Financial Highlights.

(b)	Commencement of operations: September 28, 2021.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at market value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from the Fund’s listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.This includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed- rate and hybrid ARM pass- throughs), asset-backed securities and collateralized mortgage-backed securities (agency and non-agency). An investor cannot invest directly in an index.

12 | Annual Shareholder Report

Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU) (Unaudited)	April 30, 2024

Management Discussion of Fund Performance

Dear Shareholder:

The Fund is actively managed using proprietary, quantitative investment models. The Fund is considered a “fund of funds” that, under normal market conditions, seeks to achieve its investment objective by principally investing in unaffiliated international exchange-traded funds (“ETFs”) that invest in international regions outside of the U.S. (“Underlying Funds”).

The Fund utilizes quantitative, international models and rankings to determine its allocation to each region or country. By combining multiple and diverse indicators, which historically have been shown to add value to international allocation decisions, the model seeks to objectively assess the weight of the evidence and generate allocation recommendations.

The Fund’s Risk Management model provides the overall risk management aspect of the Fund’s strategy and defines the Fund’s overall cash allocation. By taking the weight of the evidence of technical, monetary, economic, valuation, and sentiment indicators, the model measures the potential risk level that certain financial markets may face. When the model triggers a sell, cash levels are increased.

For the one-year period ending April 30, 2024, the Smart Sector International ETF (SSXU) was up 3.29% at Net Asset Value (3.29% at Market Value) versus the MSCI ACWI ex USA Index, which was up 9.88%. Since its inception on 7-01-2022, SSXU has been up 7.94% at annualized Net Asset Value (7.98% at Market Value) vs. 12.2% for the MSCI ACWI ex USA Index. Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than quoted. For the most recent month-end performance, call Art Day at (800)594-7930 or (941)330-1702.

The Fund has underperformed over the past year primarily due to its risk management model generating a sell signal on October 31, 2023, and the portfolio subsequently raising approximately 50% cash. There were several valid reasons for caution at the time:

●	Credit spreads were starting to widen as investors priced in potential financial dislocations.

●	Composite model components evaluating the monetary backdrop and the tape turned bearish.

●	The percentage of stocks above their 200-day moving averages broke below their early October lows and were closing in on an 11-month low.

●	The small-cap Russell 2000 Index broke below levels seen in the wake of the regional banking crisis to hit a one-year low.

●	Although inflation seemed unlikely to spike back to its highs, the likelihood that it would remain elevated was gaining traction, along with investors’ recognition that it would likely keep the Fed higher for longer.

●	Although sentiment was no longer optimistic, it had not reached the extreme pessimism that historically accompanied major market lows.

Following the October 31, 2023 sell signal, Fed Chairman Jerome Powell, in a post-FOMC meeting update, declared that the Fed was leaning toward cutting the Fed funds rate and potentially curtailing a portion of the balance sheet reduction activities. Even though this proved to be false over the next several months (and as of this writing), global markets reacted extremely positively in hopes that Fed and other Central Bank cuts were coming. Our cash holdings during these periods negatively impacted performance.

Annual Shareholder Report | 13

Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU) (Unaudited) (Continued)

Following are observations from each of the past 12 months:

April 2023

According to the February S&P Global Purchasing Managers’ Index (PMI) readings, the global economy continued to show signs of improvement. The global composite PMI jumped 2.3 points, its third straight increase and the most since July 2020, to 52.1, the highest level and first expansion since mid-2022. Entering April, the non-U.S. equity Core model overweighted the U.K., Germany, and Switzerland while underweighting Canada and China. The Explore model favored the Philippines, Thailand, Netherlands, New Zealand, Spain, and Mexico.

May 2023

The global economic outlook reflected some cracks under the surface. Although services sector growth remained broad and healthy, the manufacturing PMI slipped back into contraction territory, while breadth in the sector weakened significantly. Moreover, the composite future output index ticked down for the first time in five months. Entering May, the non-U.S. equity Core model overweighted France, Germany, and Switzerland while underweighting Australia, Japan, and China. Canada and the U.K. are market-weight. The Explore model favored the Netherlands, Mexico, Singapore, South Korea, the Philippines, and Spain.

June 2023

The ACWI ex U.S. Total Return Index declined over 350 basis points in May. It was the index’s largest monthly drop since September. Growth remained uneven, as the strength in the PMI composite had almost entirely been driven by the services component. Manufacturing was declining among most economies. The share of PMIs in expansion territory slipped to just 34%, a four-month low and just shy of the one-third threshold historically associated with severe global recession. Entering June, the non-U.S. equity Core model was neutral on our core holdings, including Japan, China, the U.K., Canada, France, Germany, Switzerland, and Australia. The Explore model favors Mexico, Spain, New Zealand, South Korea, Italy, and Poland.

July 2023

The ACWI ex U.S. Total Return Index increased over 450 basis points in June. It was the index’s largest monthly gain since January. On an aggregate basis, the global economy appeared to be in excellent shape, but it masked narrow leadership and sector-level divergences. Services continued to be the only growth driver, as manufacturing shrank for a third straight month. The last such divergence between the services and manufacturing PMIs occurred in early 2009. Even so, the ability to maintain accelerating momentum was likely to be more challenging in late 2023/early 2024. Businesses and households continued to face tighter credit conditions in the U.S. and Europe as the impact of the past year’s tight monetary policy slowly worked its way into the global economy. Stubbornly high inflation, particularly in the developed world, indicated that central banks would remain hawkish for longer. Meanwhile, China’s growth would likely ease as pent-up demand was satisfied. Entering July, the non-U.S. equity Core model overweighted Canada and Australia, market-weighted Japan and China, and underweighted the U.K., France, Switzerland, and Germany. The Explore model favored Mexico, South Korea, Poland, Taiwan, and India.

August 2023

The ACWI ex U.S. Total Return Index increased over 409 basis points (bps) in July. The index gained more than 400 bps for a second consecutive month, which last occurred in late 2020. According to the latest S&P Global Purchasing Managers’ Index (PMI) readings, global economic momentum eased in June. Entering August, the non-U.S. equity Core model overweighted Australia, Germany, Canada, and China while underweighting the U.K., Japan, France, and Switzerland. The Explore model favored Chile, India, South Korea, Sweden, and Taiwan.

14 | Annual Shareholder Report

Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU) (Unaudited) (Continued)

September 2023

The ACWI ex U.S. Total Return Index declined by almost 450 basis points (bps) in August. After gaining more than 400 bps for two consecutive months, the index suffered its largest monthly decline since the previous September. S&P Global Purchasing Managers’ Index (PMI) data continued to signal a softening global economy. Continued adjustments to the pandemic-related imbalances caused price pressures to ease considerably. Entering September, the non-U.S. equity Core model overweighted Australia, Germany, Japan, and China while underweighting the U.K., Canada, France, and Switzerland. The Explore model favored Poland, Mexico, Peru, Spain, and India.

October 2023

The ACWI ex U.S. Total Return Index declined by over 310 basis points (bps) in September. The index dropped more than 300 bps for two consecutive months for the first time since last August and September. Europe, which was a major source of rising momentum in the first half of the year, had seen activity ease markedly in recent months and was even flirting with the prospect of recession. Trends in China and the U.S. remained positive, but not as much as the first half of the year, while Japan and several large emerging markets, such as India, continued to report robust activity. Entering October, the non-U.S. equity Core model overweighted Japan, was market-weight China, Canada, and Australia, and underweighted the U.K., France, Switzerland, and Germany. The Explore model favored Brazil, India, Italy, Peru, and Poland.

November 2023

The ACWI ex U.S. Total Return Index declined by over 410 basis points (bps) in October. The index dropped more than 300 bps for three consecutive months for the first time since the Global Financial Crisis. According to the S&P Global Purchasing Managers’ Index (PMI) data, the global economy saw its momentum slow again in September. The global bullwhip slipped deeper into negative territory as the inventories index rose faster than new orders. In response to the Risk Management Model’s sell signal, each of the sector allocations was reduced by approximately 50%, with the proceeds placed into the SPDR Bloomberg 1-3 Month T-Bill ETF (which had a 30-day SEC yield of 5.25%). Entering November, the non-U.S. equity Core model overweighted Australia, Japan, and France, while underweighting the U.K., Canada, and China. The Explore model favored Brazil, India, Israel, Turkey, and Taiwan.

December 2023

On November 20, we increased equity exposure by 25% due to the Risk Management model moving above 45% for two consecutive days, putting current equity exposure at 75%. At the time, we noted that many of our shorter-term measures of sentiment and overbought conditions had moved to levels denoting excess risk for the near term. Those models and indicators had not yet pulled back, indicating that the market is still consolidating in advance of the next trend, whether it is a resumption of the upside or a reversal lower.

The global economy stagnated in October, as the S&P Global Purchasing Managers’ Index (PMI) global composite (services and manufacturing) fell to the lowest level since January and down significantly from its May peak. It was the fifth straight decline in the composite PMI, the worst streak since 2014, and matched the second longest on record. New orders contracted for a second month and at a slightly faster pace, while employment barely grew. The future output index slipped to its lowest level this year. Most of the slowdown since earlier in the year was due to Europe, which was seeing rising recession risk, and the cooling of the Chinese economy following a short-lived rebound earlier in the year due to the end of its zero-COVID policy. The outlook now hinged on the U.S., the world’s largest economy, where trends there appeared to be slowing. Entering December, the non-U.S. equity Core model overweighted Japan, Canada, Germany, and Switzerland. Australia and France were neutral, while the U.K. and China were underweight. The Explore model favored Brazil, India, Mexico, Poland, and Spain. All allocations are relative to the cash-adjusted benchmark.

Annual Shareholder Report | 15

Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU) (Unaudited) (Continued)

January 2024

The ACWI ex U.S. Total Return Index jumped over 500 basis points (bps) in December. The index last increased by more than 500 bps for two consecutive months at the end of 2020. Forward-looking indicators reflected slower global growth in 2024 but no recession. Both the manufacturing and services indexes saw modest improvement, something not seen in tandem since February. Entering January, the non-U.S. equity Core model overweighted Canada, Australia, and Germany while underweighting the U.K., China, France, and Switzerland. The Explore model favored Mexico, the Netherlands, South Africa, Poland, and Turkey.

February 2024

The ACWI ex U.S. Total Return Index declined by almost 100 basis points (bps) in January. The index had fallen for four of the last six months. The global expansion also lacked broad participation across economies. The services sector was expanding, but manufacturing continued to sputter. Many economies, with greater concentration in Europe, were still show contracting services and manufacturing activity. Entering February, the non-U.S. equity Core model overweighted Canada and Germany. Japan was neutral, while the U.K., China, France, Australia, and Switzerland were underweight. The Explore model favored Brazil, Peru, Spain, Poland, and the Philippines.

March 2024

The global economic lull from the second half of 2023 abated at the start of 2024. The global composite (services and manufacturing) S&P Global Purchasing Managers’ Index (PMI) rose for a third straight month in February to an eight-month high. This suggested minimal near-term recession risk. However, the global composite was still well below its long-term average, indicating historically slower growth. Entering March, the non-U.S. equity Core model overweighted Japan and Germany. China and Canada are neutral, and the U.K., France, Switzerland, and Australia are underweight. The Explore model favored Mexico, Turkey, Brazil, Spain, and the Philippines.

April 2024

The ACWI ex U.S. Total Return Index gained over 320 basis points (bps) in March. The index had risen for four of the last five months. According to the latest global composite (services and manufacturing) S&P Global Purchasing Managers’ Index (PMI), the world economy remained on solid footing. The global composite rose in February for a fourth straight month and showed the strongest growth in eight months. Accelerating economic momentum, as depicted by the composite PMI, has historically been associated with equity market outperformance. Entering April, the non-U.S. equity Core model overweighted China and Germany. Japan and Canada are neutral. The U.K., France, Switzerland, and Australia are underweight. The Explore model favored Malaysia, the Philippines, Poland, Sweden, and Taiwan.

Overall, for Q1 2024, the global economy has been experiencing better growth and improving inflation, an environment that has historically been a bullish scenario for global equities. Global Central Banks are openly trying to engineer a soft landing, which could put the global economy in the slow growth/low inflation scenario. Central Bank officials risk overheating the economy if they ease too much, but if they stay too tight, they could trigger a recession like in 2001 and 2007. For global equities, a downshift to slower growth but still-low inflation (a soft landing in Fed-speak) has historically coincided with slightly above-average returns.

As of April 30, 2024, the macroeconomic backdrop remains constructive, with positive economic growth, diminishing odds of a recession, and strong employment. However, we do have concerns that inflation pressures may reignite based on our view that investor liquidity is still robust and several price measures and select commodity sectors are showing signs of strength.

Sincerely,

Donald L. Hagan, CFA

Portfolio Manager

Day Hagan/Ned Davis Research Smart Sector International ETF

16 | Annual Shareholder Report

Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU) (Unaudited) (Continued)

IMPORTANT INFORMATION: All investments involve risk, including loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for specific details regarding investment objectives, risks, performance and other important information. Review this information carefully before you make any investment decision.

The views and opinions expressed in management’s discussion of Fund performance are those of Day Hagan Asset Management and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Day Hagan Asset Management makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The MSCI ACWI ex USA Total Return Index is a float-adjusted market capitalization-weighted index designed to measure the combined equity market performance of developed and emerging markets countries, excluding the United States.

The Russell 2000 Index is an index comprised of the 2,000 smallest companies on the Russell 3000 list and offers investors access to small-cap companies. It is a widely recognized indicator of small capitalization company performance.

The S&P Global Purchasing Managers’ Index (PMI) is an index based on surveys of senior executives determining trends in business conditions.

A basis point (bps) is one hundredth of one percentage point. One basis point = 0.01%.

Must be preceded or accompanied by a prospectus.

All investments involve risk, including loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for specific details regarding investment objectives, risks, performance, and other important information. Review this information carefully before you make any investment decision. Investors cannot invest directly in an index, and unmanaged index returns do not reflect any fees, expenses, or sales charges.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund.

The Fund is distributed by Foreside Fund Services, LLC.

Annual Shareholder Report | 17

Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU) (Unaudited) (Continued)

Investment Objective

Day Hagan/Ned Davis Research Smart Sector International ETF investment objective is to seek total return, consisting of income and capital appreciation.

Fund Performance (as of 4/30/24)

	Average Annual Total Returns		Expense Ratios(a)
	One Year	Inception(b)	Gross	Net
Day Hagan/Ned Davis Research Smart Sector International ETF - Total Return (at Net Asset Value)(c)	3.29%	7.94%	1.15%	1.15%
Day Hagan/Ned Davis Research Smart Sector International ETF - Total Return (at Market Value)(d)	3.29%	7.98%	1.15%	1.15%
MSCI ACWI ex USA Index(e)	9.88%	12.20%	N/A	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results.. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.. The performance data quoted represent past performance and current returns may be lower or higher.. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower.. To obtain performance information current to the most recent month-end, please call 800-594-7930 or visit http://dhfunds..com/

*	The chart represents historical performance of a hypothetical investment of $10,000 in Day Hagan/Ned Davis Research Smart Sector International ETF and represents the income and capital appreciation in the Fund.

(a)	The expense ratio reflect the expense ratios as reported in the Fund’s Prospectus dated September 1, 2023. Additional information pertaining to the Fund’s expense ratio as of April 30, 2024 can be found in the Financial Highlights.

(b)	Commencement of operations: June 30, 2022.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at market value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from the Fund’s listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of developed and emerging markets countries, excluding the U.S. An investor cannot invest directly in an index.

18 | Annual Shareholder Report

Expense Examples	April 30, 2024

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including commissions on trading, as applicable; and (2) a unified management fee. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (excluding any expenses a Fund may bear indirectly as a result of investing in underlying funds) and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense examples below are based on an investment of $1,000 invested at November 1, 2023 and held through the period ended April 30, 2024.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $ 8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Actual Ending	Hypothetical	Actual	Hypothetical	Annualized
	Account	Account	Ending	Expenses	Expenses	Net Expense
	Value	Value	Account Value	Paid During	Paid During	Ratio During
Fund	11/1/23	4/30/24	4/30/24(1)	the Period(2)	the Period(1)(2)	the Period
Day Hagan/Ned Davis Research Smart Sector ETF (SSUS)	$1,000.00	$1,117.00	$1,021.48	$3.58	$3.42	0.68%
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI)	1,000.00	1,044.10	1,021.48	3.46	3.42	0.68%
Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU)	1,000.00	1,106.20	1,021.48	3.56	3.42	0.68%

(1)	Represents the hypothetical 5% annual return before expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 182/366 (to reflect the one half year period).

Annual Shareholder Report | 19

Day Hagan/Ned Davis Research Smart Sector ETF (SSUS)	April 30, 2024

Portfolio of Investments Summary Table

Percentage of Value
Exchange-Traded Funds	100.0%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2024, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Value
Exchange-Traded Funds — 99.3%
348,544	Communication Services Select Sector SPDR Fund ETF	$27,137,636
258,498	Consumer Discretionary Select Sector SPDR Fund ETF	45,397,419
408,503	Consumer Staples Select Sector SPDR Fund ETF	30,841,977
217,274	Energy Select Sector SPDR Fund ETF	20,319,464
1,755,531	Financial Select Sector SPDR Fund ETF	70,853,231
402,234	Health Care Select Sector SPDR Fund ETF	56,445,497
313,942	Industrial Select Sector SPDR Fund ETF	38,150,232
302,574	iShares Core S&P 500 ETF	152,630,428
119,525	Materials Select Sector SPDR Fund ETF	10,593,501
86,150	Real Estate Select Sector SPDR Fund ETF	3,117,769
672,632	Technology Select Sector SPDR Fund ETF	132,017,482
256,570	Utilities Select Sector SPDR Fund ETF	17,123,482
Total Exchange-Traded Funds (Cost $588,391,375)		$604,628,118
Total Investments — 99.3% (Cost $588,391,375)		$604,628,118
Other Assets less Liabilities — 0.7%		4,141,748

Net Assets — 100.0%		$608,769,866

ETF — Exchange-Traded Fund

S&P — Standard and Poor’s

SPDR — Standard and Poor’s Depositary Receipts

(See notes which are integral part of the Financial Statements)

20 | Annual Shareholder Report

Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI)	April 30, 2024

Portfolio of Investments Summary Table

Percentage of Value
Exchange-Traded Funds	100.0%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2024, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Value
Exchange-Traded Funds — 99.2%
83,755	iShares 3-7 Year Treasury Bond ETF	$9,506,192
26,180	SPDR Bloomberg 1-3 Month T-Bill ETF	2,403,062
49,708	SPDR Bloomberg Investment Grade Floating Rate ETF	1,533,492
231,347	SPDR Portfolio Corporate Bond ETF	6,533,239
174,651	SPDR Portfolio High Yield Bond ETF	4,025,706
183,931	SPDR Portfolio Long Term Treasury ETF	4,818,992
261,959	SPDR Portfolio Mortgage Backed Bond ETF	5,501,139
11,745	Vanguard Emerging Markets Government Bond ETF	730,422
41,658	Vanguard Short-Term Inflation-Protected Securities ETF	1,991,252
41,172	Vanguard Total International Bond ETF	1,993,137
Total Exchange-Traded Funds (Cost $39,625,873)		$39,036,633
Total Investments — 99.2% (Cost $39,625,873)		$39,036,633
Other Assets less Liabilities — 0.8%		332,151

Net Assets — 100.0%		$39,368,784

ETF — Exchange-Traded Fund

SPDR — Standard and Poor’s Depositary Receipts

(See notes which are integral part of the Financial Statements)

Annual Shareholder Report | 21

Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU)	April 30, 2024

Portfolio of Investments Summary Table

Percentage of Value
Exchange-Traded Funds	100.0%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2024, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Value
Exchange-Traded Funds — 96.3%
190,301	Franklin FTSE Japan ETF	$5,573,916
55,415	iShares MSCI Australia ETF	1,293,386
78,831	iShares MSCI Canada ETF	2,910,441
75,667	iShares MSCI China ETF	3,168,177
46,508	iShares MSCI France ETF	1,862,180
94,131	iShares MSCI Germany ETF	2,867,230
97,927	iShares MSCI Malaysia ETF	2,164,187
12,222	iShares MSCI Mexico ETF	800,297
75,417	iShares MSCI Philippines ETF	1,942,742
90,834	iShares MSCI Poland ETF	2,140,049
54,088	iShares MSCI Sweden ETF	2,076,438
19,655	iShares MSCI Switzerland ETF	891,551
40,263	iShares MSCI United Kingdom ETF	1,397,126
40,348	SPDR Bloomberg 1-3 Month T-Bill ETF	3,703,543
Total Exchange-Traded Funds (Cost $32,567,032)		$32,791,263
Total Investments — 96.3% (Cost $32,567,032)		$32,791,263
Other Assets less Liabilities — 3.7%		1,254,237

Net Assets — 100.0%		$34,045,500

ETF — Exchange-Traded Fund

FTSE —Financial Times Stock Exchange

MSCI — Morgan Stanley Capital International

SPDR — Standard and Poor’s Depositary Receipts

(See notes which are integral part of the Financial Statements)

22 | Annual Shareholder Report

Statements of Assets and Liabilities	April 30, 2024

	Day Hagan/Ned Davis	Day Hagan/Ned Davis	Day Hagan/Ned Davis
	Research Smart Sector	Research Smart Sector	Research Smart Sector
	ETF (SSUS)	Fixed Income ETF (SSFI)	International ETF (SSXU)
Assets:
Investments, at value (Cost $588,391,375, $39,625,873 and $32,567,032)	$604,628,118	$39,036,633	$32,791,263
Cash and Cash Equivalents	4,517,845	353,766	1,273,218
Receivable for investments sold	2,738,716	—	—
Total Assets	611,884,679	39,390,399	34,064,481
Liabilities:
Payable for capital shares redeemed	2,758,776	—	—
Accrued expenses:
Advisory	356,037	21,615	18,981
Total Liabilities	3,114,813	21,615	18,981
Net Assets	$608,769,866	$39,368,784	$34,045,500
Net Assets consist of:
Paid in Capital	$689,406,671	$44,358,826	$35,569,938
Total Distributable Earnings / (Loss)	(80,636,805)	(4,990,042)	(1,524,438)
Net Assets	$608,769,866	$39,368,784	$34,045,500

Net Assets:	$608,769,866	$39,368,784	$34,045,500
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	16,550,000	1,900,000	1,225,000
Net Asset Value (offering and redemption price per share):	$36.78	$20.72	$27.79

(See notes which are integral part of the Financial Statements)

Annual Shareholder Report | 23

Statements of Operations	For the Periods Indicated

	Day Hagan/Ned Davis	Day Hagan/Ned Davis	Day Hagan/Ned Davis
	Research Smart Sector	Research Smart Sector	Research Smart Sector
	ETF (SSUS)	Fixed Income ETF (SSFI)	International ETF (SSXU)
	Year Ended	Year Ended	Year Ended
	April 30, 2024	April 30, 2024	April 30, 2024
Investment Income:
Dividend income	$10,716,229	$1,782,694	$1,000,957
Interest income	870	—	—
Total Investment Income	10,717,099	1,782,694	1,000,957
Expenses:
Advisory	3,854,816	274,009	219,534
Total Net Expenses	3,854,816	274,009	219,534
Net Investment Income	6,862,283	1,508,685	781,423
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from investment transactions	(33,190,973)	(1,374,914)	(1,730,511)
Net realized gains (losses) from in-kind transactions	91,623,567	451,198	2,840,671
Change in unrealized appreciation/depreciation on investments	(9,622,269)	(1,139,819)	(365,022)
Net Realized and Unrealized Gains (Losses)	48,810,325	(2,063,535)	745,138
Change in Net Assets Resulting From Operations	$55,672,608	$(554,850)	$1,526,561

(See notes which are integral part of the Financial Statements)

24 | Annual Shareholder Report

Statements of Changes in Net Assets

			Day Hagan/Ned Davis Research
	Day Hagan/Ned Davis Research		Smart Sector Fixed Income ETF
	Smart Sector ETF (SSUS)		(SSFI)
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2024	April 30, 2023	April 30, 2024	April 30, 2023
From Investment Activities:
Operations:
Net investment income	$6,862,283	$3,341,883	$1,508,685	$840,078
Net realized gains (losses) from investment and in-kind transactions	58,432,594	(41,973,416)	(923,716)	(3,409,869)
Change in unrealized appreciation/depreciation on investments	(9,622,269)	48,036,918	(1,139,819)	2,071,753
Change in net assets resulting from operations	55,672,608	9,405,385	(554,850)	(498,038)
Distributions to Shareholders:
Total distributions	(6,561,676)	(2,718,667)	(1,602,126)	(660,063)
Change in net assets from distributions	(6,561,676)	(2,718,667)	(1,602,126)	(660,063)
Capital Transactions:
Proceeds from shares issued	919,679,898	377,342,234	24,963,402	20,894,920
Cost of shares redeemed	(785,323,683)	(426,132,900)	(26,154,968)	(1,630,849)
Change in net assets from capital transactions	134,356,215	(48,790,666)	(1,191,566)	19,264,071
Change in net assets	183,467,147	(42,103,948)	(3,348,542)	18,105,970
Net Assets:
Beginning of period	425,302,719	467,406,667	42,717,326	24,611,356
End of period	$608,769,866	$425,302,719	$39,368,784	$42,717,326
Share Transactions:
Issued	25,625,000	12,025,000	1,175,000	950,000
Redeemed	(21,800,000)	(13,600,000)	(1,225,000)	(75,000)
Change in shares	3,825,000	(1,575,000)	(50,000)	875,000

(See notes which are integral part of the Financial Statements)

Annual Shareholder Report | 25

Statements of Changes in Net Assets

	Day Hagan/Ned Davis Research Smart Sector
	International ETF (SSXU)
		For the period
		June 30, 2022(a)
	Year Ended	through
	April 30, 2024	April 30, 2023
From Investment Activities:
Operations:
Net investment income	$781,423	$32,494
Net realized gains from investment and in-kind transactions	1,110,160	661,964
Change in unrealized appreciation/depreciation on investments	(365,022)	589,253
Change in net assets resulting from operations	1,526,561	1,283,711
Distributions to Shareholders:
Total distributions	(783,250)	(61,811)
Change in net assets from distributions	(783,250)	(61,811)
Capital Transactions:
Proceeds from shares issued	57,647,883	26,588,399
Cost of shares redeemed	(42,197,309)	(9,958,684)
Change in net assets from capital transactions	15,450,574	16,629,715
Change in net assets	16,193,885	17,851,615
Net Assets:
Beginning of period	17,851,615	—
End of period	$34,045,500	$17,851,615
Share Transactions:
Issued	2,100,000	1,025,000
Redeemed	(1,525,000)	(375,000)
Change in shares	575,000	650,000

(a)	Commencement of operations.

(See notes which are integral part of the Financial Statements)

26 | Annual Shareholder Report

Financial Highlights

			Net									Ratio of Net
			realized								Ratio of	Investment	Net
	Net Asset	Net	and		Distributions		Net Asset	Total		Ratio of Net	Gross	Income	Assets
	Value,	investment	unrealized	Total from	from net		Value,	return at	Total	Expenses	Expenses	(Loss)	at end of
	beginning	income	gains	investment	investment	Total	end of	Net Asset	return at	to Average	to Average	to Average	period	Portfolio
	of period	(loss)(a)	(losses)	activities	income	distributions	period	Value(b)(c)	market(b)(d)	Net Assets(e)	Net Assets(e)	Net Assets(e)	(000’s)	turnover(b)(f)
Day Hagan/Ned Davis Research Smart Sector ETF (SSUS)
Year Ended April 30, 2024	$33.42	0.43	3.31	3.74	(0.38)	(0.38)	$36.78	11.23%	11.30%	0.68%(g)	0.68%(g)	1.21%	$608,770	296%
Year Ended April 30, 2023	$32.69	0.23	0.69	0.92	(0.19)	(0.19)	$33.42	2.89%	2.83%	0.68%(g)	0.68%(g)	0.74%	$425,303	207%
Year Ended April 30, 2022	$32.46	0.18	0.25	0.43	(0.20)	(0.20)	$32.69	1.26%	1.29%	0.68%(g)	0.68%(g)	0.52%	$467,407	111%
Year Ended April 30, 2021	$22.04	0.20	10.36	10.56	(0.14)	(0.14)	$32.46	48.02%	47.19%	0.68%(g)	0.68%(g)	0.71%	$221,537	84%
January 16, 2020(h) through April 30, 2020	$24.86	0.01	(2.83)	(2.82)	—	—	$22.04	(11.34)%	(10.90)%	0.68%(g)	0.68%(g)	0.23%	$46,278	27%

Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI)
Year Ended April 30, 2024	$21.91	0.80	(1.13)	(0.33)	(0.86)	(0.86)	$20.72	(1.55)%	(1.60)%	0.68%(g)	0.68%(g)	3.75%	$39,369	124%
Year Ended April 30, 2023	$22.89	0.60	(1.12)	(0.52)	(0.46)	(0.46)	$21.91	(2.21)%	(2.21)%	0.68%(g)	0.68%(g)	2.72%	$42,717	174%
September 28, 2021(h) through April 30, 2022	$24.85	0.27	(2.02)	(1.75)	(0.21)	(0.21)	$22.89	(7.10)%	(7.06)%	0.68%(g)	0.68%(g)	1.87%	$24,611	85%

Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU)
Year Ended April 30, 2024	$27.46	0.66	0.23	0.89	(0.56)	(0.56)	$27.79	3.29%	3.29%	0.68%(g)	0.68%(g)	2.42%	$34,046	378%
June 30, 2022(h) through April 30, 2023	$24.82	0.09	2.71	2.80	(0.16)	(0.16)	$27.46	11.36%	11.29%	0.68%(g)	0.68%(g)	0.40%	$17,852	231%

(a)	Calculated using the average shares method.

(b)	Not annualized for periods less than one year.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, if any, at net asset value during the period, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, if any, at market value during the period, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	Annualized for periods less than one year.

(f)	Portfolio turnover increases/decreases due to change within the portfolio holdings during the period.

(g)	The Fund invests in other funds and indirectly bears its proportionate shares of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(h)	Commencement of operations.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 27

Notes to Financial Statements	April 30, 2024

(1) Organization

Strategy Shares (the “Trust”) was organized on September 7, 2010 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. Currently, the Trust offers its Shares in six separate series. The accompanying Financial Statements relate to the following series: Day Hagan/Ned Davis Research Smart Sector ETF (SSUS), Day Hagan/ Ned Davis Research Smart Sector Fixed Income ETF (SSFI) and Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU) (individually referred to as a “Fund,” or collectively as the “Funds”). Day Hagan/Ned Davis Research Smart Sector ETF (SSUS) is classified as a diversified fund under the 1940 Act, while Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI) and Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU) are classified as non-diversified under the 1940 Act. Each Fund is an actively-managed exchange-traded fund. The investment objective of the Day Hagan/ Ned Davis Research Smart Sector ETF is to seek long- term capital appreciation and preservation of capital. The investment objective of each of the Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF and the Day Hagan/ Ned Davis Research Smart Sector International ETF is to seek total return, consisting of income and capital appreciation. The Funds’ prospectuses provide a description of each Fund’s investment objectives, policies, and strategies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

The Day Hagan/Ned Davis Research Smart Sector ETF commenced operations January 16, 2020. The Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF commenced operations on September 28, 2021. The Day Hagan/Ned Davis Research Smart Sector International ETF commenced operations June 30, 2022. Shares of each Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). Each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks, currently 25,000 Shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Under the Trust’s organizational documents, its officers and Board of Trustees (“the Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946

Financial Services - Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Investment Valuations

The Funds hold investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services in accordance with procedures approved by the Trust’s Board. Pursuant to these procedures, the Funds may use a pricing service, bank, or broker-dealer experienced in such matters to value the Funds’ securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined in accordance with procedures approved by the Board. The fair valuation process is designed to value the subject security at the price the Funds would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Quoted prices in active markets for identical assets.

●	Level 2 – Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable pricing inputs at the measurement date (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Equity securities (including foreign equity securities) traded on a securities exchange are valued at the last reported sales price on the principal exchange, except that equity securities traded on the Nasdaq Stock Market (“Nasdaq”) are valued at the Nasdaq official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at the mean of the quoted bid and asked prices. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a price supplied by a security pricing service. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

28 | Annual Shareholder Report

Notes to Financial Statements (Continued)

The following table provides the fair value measurement as of April 30, 2024.

		Total
Fund	Level 1	Investments
Day Hagan/Ned Davis Research Smart Sector ETF
Exchange-Traded Funds	$604,628,118	$604,628,118
Total Investments	$604,628,118	$604,628,118

Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF
Exchange-Traded Funds	$39,036,633	$39,036,633
Total Investments	$39,036,633	$39,036,633

Day Hagan/Ned Davis Research Smart Sector International ETF
Exchange-Traded Funds	$32,791,263	$32,791,263
Total Investments	$32,791,263	$32,791,263

For the fiscal year ended April 30, 2024, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

B. Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding, if any, are recorded on the ex-dividend date. Investment income from non-U.S. sources received by the Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

C. Cash and Cash Equivalents

Idle cash may be swept into various overnight demand deposits and is classified as cash and cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

D. Dividends and Distributions to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. For the Day Hagan/Ned Davis Research Smart Sector ETF and Day Hagan/Ned Davis Research Smart Sector International ETF, dividends from net investment income, if any, are declared and paid annually. For the Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF, dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments, differing treatment of income relating to swap agreements), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to wash sales and differing treatment on certain investments. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital.

E. Allocation of Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among all series of the Trust in relation to the net assets of each series or on another reasonable basis. The Trust may share expenses with Mutual Fund and Variable Insurance Trust, an open-end management investment company managed by Rational Advisors, Inc. Those expenses that are shared are allocated proportionally among each of the trusts or on another reasonable basis.

(3) Investment Advisory and Other Contractual Services

A. Investment Advisory Fees

Donald L. Hagan, LLC, doing business as Day Hagan Asset Management (the “Advisor”), serves as the Funds’ investment advisor pursuant to a Management Agreement. Subject at all times to the oversight of the Board, the Advisor is responsible for the overall management of the Funds. The Trust has arranged for distribution, custody, fund administration, transfer agency and all other services necessary for the Fund to operate. Each Fund pays 0.68% of its average daily net assets, computed daily and paid monthly, for advisory services it receives from the advisor. These fees are each structured as a “Unified Fee,” pursuant to which the Advisor is obligated to pay or arrange for the payment of substantially all expenses of the Funds (including, without limitation, transfer agent fees, administrative fees and expenses, custodian fees, legal fees, accounting fees, any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, all expenses of preparing the Trust’s registration statements and prospectuses for the Funds, and the cost of printing and delivering to shareholders prospectuses and reports), except the Funds’ Advisory fee; taxes; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Funds (such as litigation or reorganizational costs), each of which is paid by the Funds. The Advisor’s Unified Fee is designed to cause substantially all of each Fund’s expenses to be paid and to compensate the Advisor for providing services for the Funds.

Annual Shareholder Report | 29

Notes to Financial Statements (Continued)

B. Distribution and Shareholder Services Fees

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of each Fund’s Shares. The Distributor is compensated by the Advisor in accordance with a Distribution Services Agreement between the Advisor and the Distributor. The Trust has adopted but has yet to implement a Rule 12b-1 Distribution Plan (the “Plan”). The Plan is designed to compensate or reimburse financial intermediaries (including the Distributor, the Advisor, and their affiliates) for activities principally intended to result in the sale of Fund shares, such as advertising and marketing of shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. In accordance with the Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Funds. Pursuant to the Plan, each Fund may pay a 12b-1 fee not to exceed 0.25% per year of its average daily net assets. No 12b-1 fee is currently paid by the Funds and the Board has not approved any payments under the Plan.

(4) Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the fiscal year ended April 30, 2024 were as follows:

Fund	Purchases	Sales
Day Hagan/Ned Davis Research Smart Sector ETF	$1,652,756,927	$1,636,102,794
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF	48,845,506	48,790,384
Day Hagan/Ned Davis Smart Sector International ETF	118,089,642	118,881,367

Purchases and sales of in-kind transactions for the fiscal year ended

April 30, 2024 were as follows:

Fund	Purchases	Sales
Day Hagan/Ned Davis Research Smart Sector ETF	$901,909,785	$783,674,129
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF	24,624,963	25,868,414
Day Hagan/Ned Davis Smart Sector International ETF	56,871,428	41,868,093

(5) Capital Share Transactions

Shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in -kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of that

Fund’s specified universe, and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The standard charge and maximum transaction fee for each Fund are $250 and $1,000, respectively.

From time to time, settlement of securities related to subscriptions-in-kind or redemptions-in-kind may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities payable related to in-kind transactions” on the Statements of Assets and Liabilities.

During the fiscal year ended April 30, 2024, the Fund received securities in exchange for subscriptions of capital shares (subscriptions-in-kind) and distributed securities in exchange for redemptions (redemption-in-kind) as follows:

	Fair Value of	Fair Value of
Fund	Subscriptions-in-Kind	Redemptions-in-Kind
Day Hagan/Ned Davis Research Smart Sector ETF	$901,909,785	$783,674,129
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF	24,624,963	25,868,414
Day Hagan/Ned Davis Research Smart Sector International ETF	56,871,428	41,868,093

(6) Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more -likely-than -not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years plus the interim tax period since then for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Fund’s financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the fiscal year ended April 30, 2024, the Funds did not incur any interest or penalties. The tax year end for the Funds is April 30.

30 | Annual Shareholder Report

Notes to Financial Statements (Continued)

As of April 30, 2024, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
Fund	Securities	Appreciation	Depreciation	(Depreciation)
Day Hagan/Ned Davis Research Smart Sector ETF	$590,646,836	$21,204,545	$(7,223,263)	$13,981,282
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF	40,028,657	80,647	(1,072,671)	(992,024)
Day Hagan/Ned Davis Research Smart Sector International ETF	32,934,580	754,651	(897,968)	(143,317)

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to basis adjustments for wash sales.

The tax character of distributions paid during the tax year ended April 30, 2024 were as follows:

	Distributions paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total Distributions
Fund	Income	Capital Gains	Distributions	Capital	Paid
Day Hagan/Ned Davis Research Smart Sector ETF	$6,561,676	$—	$6,561,676	$—	$6,561,676
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF	1,602,126	—	1,602,126	—	1,602,126
Day Hagan/Ned Davis Research Smart Sector International ETF	783,250	—	783,250	—	783,250

The tax character of distributions paid during the tax year ended April 30, 2023 were as follows:

	Distributions paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total
Fund	Income	Capital Gains	Distributions	Capital	Distributions Paid
Day Hagan/Ned Davis Research Smart Sector ETF	$2,718,667	$—	$2,718,667	$—	$2,718,667
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF	660,063	—	660,063	—	660,063
Day Hagan/Ned Davis Research Smart Sector International ETF	61,811	—	61,811	—	61,811

As of April 30, 2024, the components of distributed earnings/(loss) on a tax basis were as follows:

	Undistributed	Undistributed		Accumulated	Unrealized	Total
	Ordinary	Long Term	Distributed	Capital and	Appreciation/	Distributed
Fund	Income	Capital Gains	Earnings	Other Losses	(Depreciation)	Earnings/(Loss)
Day Hagan/Ned Davis Research Smart Sector ETF	$764,503	$—	$764,503	(95,382,590)	$13,981,282	$(80,636,805)
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF	119,968	—	119,968	(4,117,986)	(992,024)	(4,990,042)
Day Hagan/Ned Davis Research Smart Sector International ETF	—	—	—	(1,381,121)	(143,317)	(1,524,438)

Permanent Tax Differences:

As of the tax year ended April 30, 2024, the following reclassifications relating primarily to redemptions in-kind have been made to increase (decrease) such accounts with offsetting adjustments as indicated.

	Total Distributable	Paid in
Fund	Earnings/(Loss)	Capital
Day Hagan/Ned Davis Research Smart Sector ETF	$(81,904,185)	$81,904,185
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF	374,108	(374,108)
Day Hagan/Ned Davis Research Smart Sector International ETF	(2,646,980)	2,646,980

Temporary tax differences (e.g. wash sales) do not require a reclassification.

Under current tax law, certain ordinary losses arising after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following tax year for tax purposes. The following Fund’s deferred losses are as follows:

Late Year
Fund	Ordinary Loss Deferrals
Day Hagan/Ned Davis Research Smart Sector International ETF	$31,132

As of April 30, 2024, no Funds utilized capital loss carryforwards (“CLCF”) to offset capital gains. The Funds have net CLCFs as summarized in the table below. These CLCFs are not subject to expiration:

Fund	Short-Term Amount	Long-Term Amount	Total
Day Hagan/Ned Davis Research Smart Sector ETF	$92,018,021	$3,364,569	$95,382,590
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF	3,248,654	869,332	4,117,986
Day Hagan/Ned Davis Research Smart Sector International ETF	1,349,881	108	1,349,989

Annual Shareholder Report | 31

Notes to Financial Statements (Continued)

(7) Investment Risks

This section discusses certain common principal risks encountered by the Funds. Each Fund may be subject to other risks in addition to these identified risks. The risks are presented in an order intended to facilitate readability, and their order does not imply that the realization of one risk is likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

ETF Risk

The NAV of a Fund can fluctuate up or down, and you could lose money investing in a Fund if the prices of the securities owned by the Fund decline. In addition, a Fund may be subject to the following risks: (1) the market price of a Fund’s shares may trade above or below its NAV; (2) an active trading market for a Fund’s shares may not develop or be maintained; or (3) trading of a Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Market Risk

Overall market risks may also affect the value of the Funds. The market values of securities or other investments owned by the Funds will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or manmade disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Funds and their investments and could result in increased premiums or discounts to the Funds’ net asset values, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions you could lose your entire investment.

Underlying Fund Risk

The ETFs in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks.

As of April 30, 2024, the following underlying Fund comprised 25% or more of the net assets of the Day Hagan/Ned Davis Research Smart Sector ETF’s: 25.07% of the Day Hagan/Ned Davis Research Smart Sector ETF’s net assets were invested in the iShares Core S&P 500 ETF. The financial statements of the iShares Core S&P 500 ETF, including the Fund’s portfolio of investments, can be found at the SEC’s website, www.sec.gov, and should be read in conjunction with the Day Hagan/ Ned Davis Research Smart Sector ETF’s financial statements.

(8) Subsequent Events

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, no additional disclosures or adjustments were required to the financial statements as of April 30, 2024.

32 | Annual Shareholder Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Day Hagan/Ned Davis Research Smart Sector ETF, Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF, and Day Hagan/Ned Davis Research Smart Sector International ETF and
Board of Trustees of Strategy Shares

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the funds listed below (the “Funds”), each a series of Strategy Shares, as of April 30, 2024, and the related statements of operations, the statements of changes in net assets, the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”) . In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2024, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

	Statements of	Statement(s) of
Fund Name	Operations	Changes in Net Assets	Financial Highlights
Day Hagan/Ned Davis Research Smart Sector ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023 2022, and 2021, and for the period January 16, 2020 (commencement of operations) through April 30, 2020
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, and 2023, and for the period September 28, 2021 (commencement of operations) through April 30, 2022
Day Hagan/Ned Davis Research Smart Sector International ETF	For the year ended April 30, 2024	For the year ended April 30, 2024, and for the period June 30, 2022 (commencement of operations) through April 30, 2023

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2019.

COHEN & COMPANY, LTD.

Cleveland, Ohio

June 25, 2024

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Annual Shareholder Report | 33

Additional Information

Additional Federal Income Tax Information (Unaudited)

For the tax year ended April 30, 2024, the following percentages of the total ordinary income distributions paid by the Funds qualify for the dividends received deduction available to corporate shareholders.

Fund	Dividends Received Deduction
Day Hagan/Ned Davis Research Smart Sector ETF	100.00%

For the tax year ended April 30, 2024, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2024 Form 1099-DIV.

For the tax year ended April 30, 2024, the percentages of Qualified Dividend Income are as follows:

Fund	Qualified Dividend Income
Day Hagan/Ned Davis Research Smart Sector ETF	100.00%
Day Hagan/Ned Davis Research Smart Sector International ETF	62.66%

For the tax year ended April 30, 2024, the percentages of interest-related dividends for certain non-U.S. resident investors are as follows:

Fund	Qualified Interest Income
Day Hagan/Ned Davis Research Smart Sector ETF	0.01%

The Day Hagan/Ned Davis Research Smart Sector International ETF intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on April 30, 2024 are as follows:

Fund	Foreign Source Income	Foreign Tax Expense
Day Hagan/Ned Davis Research Smart Sector International ETF	$0.57	$0.06

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2024. These shareholders will receive more detailed information along with their 2024 Form 1099-DIV.

Premium/Discount Information (Unaudited)

The Fund’s website at www.dhfunds.com shows the previous day’s closing NAV and closing market price for the Fund’s ETF Shares. The website also discloses, in the Premium/Discount section, how frequently the Fund’s ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

34 | Annual Shareholder Report

Additional Information (Continued)

Renewal of the Management Agreement with respect to Day Hagan/Ned Davis Research Smart Sector ETF (the “Day Hagan ETF”), Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (the “Day Hagan Income ETF”), and Day Hagan/Ned Davis Research Smart Sector International ETF (the “Day Hagan International ETF”) (each, a “Fund”)

At a meeting of the Board of Trustees (the “Board”) of Strategy Shares (the “Trust”) held on December 7, 2023, and continued on December 15, 2023, the Board, which then was composed solely of Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust, discussed the renewal of the management agreements between the Trust and Day Hagan Asset Management (“Day Hagan”) with respect to Funds (the “Management Agreement”).

In connection with the Board’s consideration of the renewal of the Management Agreement, as required by Section 15(c) of the 1940 Act, the Board requested and received due diligence materials prepared by Day Hagan (the “Day Hagan 15(c) Response”) and considered the information presented at Board meetings throughout the year. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based upon a comprehensive evaluation and discussion of all the information provided for the Funds with respect to the approval of the Management Agreement and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement with respect to a particular Fund.

Review of Day Hagan 15(c) Response

Nature, Extent, and Quality of Services. The Board reviewed the nature, extent, and quality of the services that Day Hagan provided to the Funds pursuant to the Management Agreement. The Board reviewed information concerning Day Hagan’s resources, personnel, and business operations. The Board considered Day Hagan’s oversight of each Fund’s investment strategy, including derivative risk management and fair valuation. The Board reviewed Day Hagan’s Form ADV. The Board discussed the financial health of Day Hagan and reviewed its balance sheet. The Board reviewed the effectiveness of Day Hagan’s compliance procedures, including its business continuity and cybersecurity programs.

Performance. The Board reviewed the performance of each Fund relative to its peer group, Morningstar category, and benchmark index for various periods ended September 30, 2023.

Day Hagan ETF. The Fund outperformed its peer group and Morningstar Large Blend category for the one- and three-year periods and underperformed the S&P 500 Total Return Index for both periods. Day Hagan attributed the Fund’s performance during the one-year period to an underweight allocation to stocks in the industrials sector compared to the S&P index.

Day Hagan Income ETF. The Fund underperformed its peer group, the Morningstar Nontraditional Fixed Income category, and the Bloomberg U.S. Aggregate Bond Index for the one-year period. Day Hagan attributed the Fund’s performance to an overweight allocation to longer-term U.S. treasury bonds and underweight in floating rate notes compared to the Bloomberg index.

Day Hagan International ETF. The Fund outperformed its peer group, the Morningstar Foreign Large Blend category, and the MSCI ACWI ex USA Index for the one- year period. Day Hagan attributed the Fund’s performance to similar holdings as its peer group, Morningstar category, and MSCI index.

Fees and Expenses. The Board reviewed the advisory fees and the net expenses for each Fund compared to its peer group and Morningstar category.

Day Hagan ETF. The Fund’s unitary fee was higher than the median and average, but within the range, advisory fees for the peer group and the Morningstar Large Blend category. The Fund’s net expenses (including acquired fund fees and expenses) were higher than the median and average net expenses, but within the range of, the net expenses of the peer group and Morningstar category.

Day Hagan Income ETF. The Fund’s unitary fee was higher than the median and average, but within the range of, advisory fees for the peer group and the Morningstar Nontraditional Bond category, except the Fund’s unitary fee was slightly higher than the average advisory fees for the Morningstar category. The Fund’s net expenses (including acquired fund fees and expenses) were lower than the median and average net expenses of the peer group and Morningstar category.

Annual Shareholder Report | 35

Additional Information (Continued)

Day Hagan International ETF. The Fund’s unitary fee was higher than the median and average, but within the range of, advisory fees for the peer group and the Morningstar Foreign Large Blend category. The Fund’s net expenses (including acquired fund fees and expenses) were higher than the median and average net expenses, but within the range of the peer group, and equal to the highest for the Morningstar category.

Profitability.A profitability analysis from Day Hagan demonstrated that Day Hagan realized a profit in connection with its management of the Day Hagan ETF and realized losses in connection with its management of the Day Hagan Fixed Income ETF and Day Hagan International ETF.

“Fall-out” Benefits. The Board considered fall-out benefits that Day Hagan received from its relationship with the Funds.

Economies of Scale. The Board considered whether Day Hagan was sharing economies of scale with the Funds. The Board noted that Day Hagan will consider a reduction in the unitary management fee of a Fund when the Fund reaches $5 billion in assets. The Board determined to revisit the matter of economies of scale as each Fund’s assets increased.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the Management Agreement. In connection with its deliberations, the Board reviewed materials prepared by Rational and considered information presented at Board meetings throughout the year. Having requested, reviewed, and discussed in depth such information from Day Hagan as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of counsel, the Board concluded the renewal of the Agreement was in the best interest of each Fund and its shareholders.

36 | Annual Shareholder Report

Board of Trustees & Trust Officers (Unaudited)

The following tables provide information about the Board and the senior officers of the Trust. The Board is composed of three Trustees, two of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee” and collectively, the “Independent Trustees”). Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee is provided below and includes each person’s: name, address, year of birth, present position(s) held with the Trust, and principal occupations for the past five years. Unless otherwise noted, the business address of each person listed below is c/o Strategy Shares, 36 North New York Avenue, Huntington, NY 11743. Unless otherwise noted, each officer is elected annually by the Board. Each Trustee and several officers also serve in the same capacity for Mutual Fund and Variable Insurance Trust, an open-end investment company whose series are managed by the Advisor. Collectively, the Trust, Mutual Fund and Variable Insurance Trust, and Mutual Fund Series Trust constitute the “Fund Complex.”

Independent Trustees Background

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Tobias Caldwell Year of Birth: 1967	Chairman of the Board and Trustee	Since 2016	Manager, Genovese Family Enterprises, LLC (and affiliates, family office) 1999-present, Managing Member, Bear Properties, LLC (real estate firm) (2006-present).	48	Chairman of the Board, Mutual Fund and Variable Insurance Trust since 2016; Lead independent Trustee and Chairman of Audit Committee, Mutual Fund Series Trust since 2006; Trustee of IDX Funds Trust (formerly, M3Sixty Funds Trust) since 2016; Chairman of the Board, Catalyst Strategic Income Opportunities Fund since April 2024; Chairman of the Board of AlphaCentric Prime Meridian Income Fund from 2018 to August 2023.
Stephen P. Lachenauer Year of Birth: 1967	Trustee and Chair of the Audit, Risk and Compliance, and Investment Committees	Trustee and Chair of Audit, Risk and Compliance Committees since 2016 Chair of Investment Committee since November 2020	Attorney, private practice since 2010.	48	Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee and Chair of the Audit and Risk and Compliance Committees from 2018 to 2023, and Chair of the Investment Committee from 2020 to 2023, AlphaCentric Prime Meridian Income Fund; Trustee, Mutual Fund Series Trust since April 2022; Trustee and Chairman of the Audit Committee, Catalyst Strategic Income Opportunities Fund since April 2024.

*	The term of office of each Trustee is indefinite.

Annual Shareholder Report | 37

Board of Trustees & Trust Officers (Unaudited) (Continued)

Interested Trustee Background

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald McIntosh** Year of Birth: 1967	Trustee	Since 2016	Internal Audit Supervisor, Santander Bank, since 2021; Commercial Banking Business Control Officer, Santander Bank, 2017-2021.	14	Trustee, Mutual Fund and Variable Insurance Trust since 2016; Trustee, AlphaCentric Prime Meridian Income Fund 2018 to 2023.

*	The term of office of each Trustee is indefinite.

**	Mr. McIntosh is considered an interested person of the Trust by reason of a financial connection between certain of his family members and management personnel of the Advisor.

Officers*

Name, Address and Year of Birth	Position(s) Held with Trust	Term and Length Served	Principal Occupation(s) During Past 5 Years
Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 2022	Vice President of the Trust, 2018-2021; Chief Operating Officer (“COO”), Catalyst Capital Advisors LLC and Rational Advisors, Inc. since 2017; Portfolio Manager, Catalyst Capital Advisors LLC, 2013 – May 2021; President, MFund Distributors LLC since January 2020; COO, Catalyst International Advisors LLC, since 2019; COO, Insights Media LLC since 2019; COO, MFund Management LLC since 2019; COO, AlphaCentric Advisors LLC since January 2021; Portfolio Manager, Rational Advisors, Inc., 2016–2018.
Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 2022	Investment Operations Manager, MFund Management LLC since 2022; Investment Operations Analyst, MFund Management LLC, 2020–2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 2016–2019.
James Szilagyi Year of Birth: 1963	Treasurer	Since 2016	Product Manager, Rational Advisors, Inc.
Frederick J. Schmidt Year of Birth: 1959	Chief Compliance Officer	Since 2016	Director of Compliance Services, MFund Services LLC since 2015.
Jennifer A. Bailey Year of Birth: 1968	Secretary	Since 2016	Director of Legal Services, MFund Services LLC since 2012.

*	Officers do not receive any compensation from the Trust.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, up on request. You may call toll-free at 855-594-7930 to request a copy of the SAI or to make shareholder inquiries.

38 | Annual Shareholder Report

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VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-594-7930 or at www.dhfunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-PORT. These filings are available on the SEC’s website at www.sec.gov. You may also access this information at www.dhfunds.com by selecting “Form N-PORT.”

Donald L. Hagan, LLC, doing business as Day Hagan Asset Management, is the investment advisor of the Funds. Day Hagan Asset Management maintains corporate records of the Funds. Foreside Fund Services, LLC is the principal underwriter and distributor of the Funds’ shares.

Exchange-traded funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U. S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in exchange-traded funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

Day Hagan/Ned Davis Research	Day Hagan/Ned Davis Research	Day Hagan/Ned Davis Research
Smart Sector ETF (SSUS)	Smart Sector Fixed Income ETF (SSFI)	Smart Sector International ETF (SSXU)
Cusip 86280R803	Cusip 86280R860	Cusip 8628OR829

1-800-594-7930

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.

3(a)(2) Not applicable.

3(a)(3) At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2024: $67,250

Fiscal year ended 2023: $90,250

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2024: $ -

Fiscal year ended 2023: $ -

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2024: $22,500

Fiscal year ended 2023: $20,500

Fees for 2023 and 2024 related to the review of the registrant’s tax returns.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2024: $4,000

Fiscal year ended 2023: $2,000

Fees for 2024 related to the preparation of IRS Form 8937 and IRS Form 966; Fees for 2023 related to the preparation of IRS Form 8937.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit and Non-Audit Services Pre-Approval Policies and Procedures

I.        Purpose

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of Strategy Shares (the “Trust”) is responsible for the appointment, compensation and oversight of the work of the Trust’s independent auditor. As part of this responsibility, the Audit Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Trust in order assure that they do not impair the auditor’s independence from the Trust. In addition, the Audit Committee also must pre-approve its independent auditor’s engagement for non-audit services with the Trust’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and/or financial reporting of the Trust.

To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Trust’s independent auditor may not provide to the Trust, as well as the Audit Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) a general pre-approval, or (ii) a specific pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). General pre-approvals are authorized by SEC rules only subject to detailed policies and procedures. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Accordingly, the Audit Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II.        General Pre-Approval Policies

It is the policy of the Audit Committee that audit and non-audit services to be performed by the Trust’s independent auditor be pre-approved only when in the best interests of the Trust’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1.               the qualifications of the auditor to perform the services involved;

2.               the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3.               the permissibility of the services under applicable rules and guidance of the SEC;

4.               the effect, if any, of the performance of the proposed services on the auditor’s independence;

5.               the effect of the compensation for the proposed services on the auditor’s independence; and

6.               the effect, if any, of the proposed services on the Trust’s ability to manage or control risk or to improve audit quality.

In accordance with SEC rules, non-audit services performed by the Trust’s independent auditor may not include the following:

1.               Bookkeeping or other services related to the accounting records or financial statements of the audit client;

2.               Financial information systems design and implementation;

3.               Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

4.               Actuarial services;

5.               Internal audit outsourcing services;

6.               Management functions or human resources;

7.               Broker-dealer, investment adviser or investment banking services; and

8.               Legal services and expert services unrelated to the audit.

III.        Procedures for Pre-Approval by the Audit Committee

1.        Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2.        All requests for pre-approval shall be made to the full Audit Committee at regularly scheduled meetings thereof (or at a special meeting of the Audit Committee set to coincide with regular meetings of the Trust’s Board of Trustees) whenever practicable.

3.        Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.        If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Chairman of the Audit Committee. The Chairman of the Audit Committee shall then determine whether to schedule a special meeting of the Audit Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Audit Committee under procedures set forth in Section IV below.

5.        Requests for pre-approval may include, but are not limited to, the following services:

a.        audit engagement, particularly for interim periods;

b.        tax compliance, tax planning, and tax advice;

c.        review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.        review of IRS shareholder materials;

e.        review and validation of Trust procedures (e.g., valuation, interTrust lending, etc.), and

f.        market research and strategic insights.

6.        Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7.        In accordance with PCAOB Rule 3524, requests for pre-approval of permissible tax services by the independent auditor must have the following items described in writing for the audit committee:

a.        the scope of the proposed tax service,

b.        the fee structure for the engagement,

c.        any side letters, amendments to the engagement letter or any other agreements, whether oral, written, or otherwise, relating to the service between the audit firm and the Trusts, and

d.        any compensation arrangements or other agreements between the audit firm and any third party with respect to promoting, marketing, or recommending a transaction covered by the proposed tax service.

The audit firm should discuss with the Audit Committee the potential effect of the proposed tax service(s) on the audit firm’s independence.

8.        Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

9.        The Audit Committee’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes.

10.        The Audit Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust’s management.

11.        The Audit Committee’s action on a request for pre-approval shall be reported to the full Board of Trustees.

12.        Pre-approvals will be granted for a period of no more than one year.

IV.        Procedures for Pre-Approval by a Delegate of the Audit Committee

1.        Where it has been determined by the Chairman of the Audit Committee that consideration of a request for pre-approval by the full Audit Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Audit Committee appointed by the Audit Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, the Chairman of the Audit Committee has been so appointed, and such appointment may be revoked or modified by the Audit Committee at any time.)

2.        Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3.        Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.        Requests for pre-approval may include, but are not limited to, the following services:

a.        audit engagement, particularly for interim periods;

b.        tax compliance, tax planning, and tax advice;

c.        review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.        review of IRS shareholder materials;

e.        review and validation of Trust procedures (e.g., valuation, interfund lending, etc.); and

f.        market research and strategic insights.

5.        Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6.        Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

7.        The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Audit Committee and, under normal circumstances, to the Trust’s management.

8.        Pre-approvals by the Delegate shall be reviewed by the Audit Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Audit Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Audit Committee members addressed to the Chairman of the Audit Committee.

9.        Pre-approvals by the Delegate may be modified or revoked by the Audit Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10.        The results of the Audit Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes and reported to the full Board of Trustees.

11.        Pre-approvals will be granted by the Delegate for a period of no more than one year.

V.        Procedures for Monitoring Engagements Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Audit Committee in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Audit Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Audit Committee and an additional express approval or pre-approval must be obtained.

VI.        Amendment

These Policies and Procedures may be amended or revoked at any time by the Audit Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

(e)(2) No Services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate non-audit fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2024: $26,500

Fiscal year ended 2023: $22,500

(h) The registrant’s Audit Committee has considered whether the provision of non audit services that were rendered to registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Stephen P. Lachenauer (Chairman) and Tobias Caldwell.

Item 6. Investments.

(a) The schedules of investments are included as part of the report to shareholders filed under Item 1of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 14. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Strategy Shares

By (Signature and Title) /s/ Michael Schoonover

Michael Schoonover, Chief Executive Officer

Date June 27, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Michael Schoonover

Michael Schoonover, Chief Executive Officer

Date June 27, 2024

By (Signature and Title) /s/ James Szilagyi

James Szilagyi, Treasurer

Date June 27, 2024